UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (877) 217-9502

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Dr. Matthew Goldstein

Chairman and Director

John F. Finn

Director

Robert J. Higgins

Director

Frankie D. Hughes

Director

Peter C. Marshall

Director

Mary E. Martinez

Director

Marilyn McCoy

Director

Mitchell M. Merin

Director

William G. Morton, Jr.

Director

Dr. Robert A. Oden, Jr.

Director

Marian U. Pardo

Director

Frederick W. Ruebeck

Director

James J. Schonbachler

Director

Robert L. Young

President and Principal Executive Officer

Joy C. Dowd

Treasurer and Principal Financial Officer

Frank J. Nasta

Secretary

Stephen M. Ungerman

Chief Compliance Officer

Investment Objective

A closed-end fund seeking a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Kramer Levin Naftalis & Frankel LLP

Executive Offices

Pacholder High Yield Fund, Inc.

270 Park Avenue

New York, NY 10017

Shareholder Services

(877) 217-9502

Please visit our web site, www.pacholder.com, for information on the Fund’s net asset value, share price, news releases, and Securities and Exchange Commission filings. We created this site to provide stockholders quick and easy access to the most timely information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

ANNUAL REPORT

DECEMBER 31, 2013

Privacy Policy - Located at the back of this annual report

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Shareholders:

Review of the 12 Month Period Ended December 31, 2013

Steadily improving global economic sentiment, diminishing tail risks, falling market volatility, and muted expectations for materially higher U.S. Treasury yields all combined to fuel a significant rally in risk assets in early 2013. Despite the headwinds emanating from Europe — including weak growth, the Cyprus banking crisis, and issues in forming a governing coalition in Italy — the structural firewalls erected over the prior six months — namely the European Central Bank’s program of purchasing bonds of European Union member states — proved effective in isolating problems locally. In the early part of May, U.S. bond yields continued to tighten, eventually reaching a record low of 5.03% on May 7th. However, May 3rd’s significant upside surprise for non-farm payrolls was enough to alter sentiment on the economy, and importantly shift the market theme toward one of gauging the timing of an eventual tapering of monthly asset purchases by the U.S. Federal Reserve (the “Fed”). This cause had the effect of helping to send Treasury yields to their highest levels in more than a year. Over the course of the next two months, the market’s landscape became a volatile one for high-yield debt investors consisting of sharply higher yields/lower prices, record retail outflows, and quickly adjusting expectations around Treasury and equity price volatility. U.S. high-yield bond yields had risen to 6.31% by June 13th, amid rapidly adjusting rate expectations.

In July, high-yield bonds managed to recover from some of the sell-off experienced in May and June, benefiting from stable Treasury yields and improved retail flows. Uncertainty and more volatility returned in August, leading to another negative month for most asset classes. Specifically, falling stocks and rising Treasury yields were fueled by a combination of disappointing earnings reports, global economic optimism and uncertainty about Fed policy. Additionally the approaching U.S. debt-ceiling limit in mid October was also in the background. Also important, Fed policy expectations shifted from a September taper only a month prior, to early 2014 as prospects grew that chronic fiscal uncertainty may have an ongoing damper effect on the economy. With stocks strong and the economy avoiding contraction, these conditions were fine for high-yield bond investors to the extent they suppressed Treasury yields, with rate risk clearly more worrisome than credit risk. These are essentially the same slow growth conditions the high yield market had thrived on for the last several years, and the carry trade returned. With the U.S. economy proving surprisingly resilient despite the effects of the debt ceiling debate, central bank expectations continued to evolve throughout November, and these conditions ensured bond volatility remained elevated even as stocks pressed to new highs. Ultimately, with rates rising in November, the high-yield asset class again managed to outperform its fixed income peers through the remainder of the year.

For the year we saw high yield issuers of both loans and bonds tap the market in record numbers as they looked to take advantage of low rates by repricing and refinancing existing obligations. Record issuance for the year helped drive yields lower and spreads tighter as demand more than offset supply.

For the 12 months ended December 31, 2013, the Pacholder High Yield Fund, Inc. (the “Fund”) returned 10.06% based on net asset value (“NAV”) compared to the 7.53% return for the Credit Suisse High Yield Index, Developed Countries Only (the “Index”) and the 10.01% average total return of the Morningstar Closed-End High Yield Category.

The Fund outperformed the Index during the reporting period. Contributing to this outperformance was positive security selection in the utilities and gaming and leisure sectors. This was modestly offset by negative security selection in food and tobacco. The majority of excess return was driven by security selection in bonds, while our underweight to BB bonds also helped to drive excess returns to the index. Positive security selection in loans along with our post-reorganization equity holdings also generated positive attribution.

Fund Strategy

We continue to have a positive outlook for credit fundamentals in the high yield sector, and we believe improving economic growth is likely to continue supporting strong operating results and a benign default rate through 2014 and likely beyond. Given this outlook the fund was underweight BB rated issues with a modest overweight to more volatile CCC and B rated issues. The fund was also overweight in unrated issues. During the course of the year, as intra market spreads compressed, we continued to upgrade the portfolio on the margins, reducing the underweight to BB along with our overweight to CCC.

Auction Rate Preferred Stock and Dividends

Since February 2008, most auctions for preferred shares of closed-end funds and auction rate securities of other issuers have failed. The weekly auctions for the Fund’s Auction Rate Preferred Stock (“ARPS”) have failed since February 13, 2008. Since that time, a number of broker-dealers have repurchased auction rate securities from certain clients. Any action taken by the Fund to provide liquidity to the ARPS must be in the best interest of the Fund as a whole.

On July 12, 2012, due to changes to its rating methodology for securities issued by closed-end funds, Moody’s downgraded the Fund’s ARPS from Aaa to Aa3. There was no impact to the Fund’s performance and no change to its investment strategy as a result of this downgrade.

The Fund paid a monthly dividend of $0.070 per common share in January 2013. Starting in February 2013, the Fund paid a monthly dividend of $0.065 per share until September 2013. From September through December 2013, the Fund paid a monthly dividend of $0.0575 per common share. The Board of Directors will continue to monitor the

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

appropriateness of the dividend level going forward in light of market conditions and income earned by the Fund over time. The amount of monthly dividend may be more or less than the actual income earned by the Fund in a given month.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

George C.W. Gatch

CEO-Global Funds Management

J.P. Morgan Asset Management

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for informational purposes only, and is not intended to provide, and should not be relied on for, accounting and legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Availability of Portfolio Holdings and Other Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top ten holdings as of the last day of each month as well as certain other fund facts including estimated undistributed net income and statistical information will also be available on the Fund’s website.

Total Return *	Net Asset Value (NAV)	Market Price
1 Year	10.06%**	(3.19)%
5 Year	28.43%	29.06%
10 Year	11.08%	9.36%

Price per share at December 31, 2013	$8.63	$7.86

*	Total returns assume the reinvestment of all dividends and capital gains, if any. Total returns shown are average annual returns unless otherwise noted.
**	The return shown is based on net asset value which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

CONVERTIBLE BOND — 0.0%
CONSUMER DISCRETIONARY — 0.0%
HOTELS, RESTAURANTS & LEISURE — 0.0%
Real Mex Restaurants, Inc., PIK, 1.120%, 03/21/18[9] (Cost $40,268.0)	$40	$—	0.0%

CORPORATE BONDS — 114.7%
CONSUMER DISCRETIONARY — 20.3%
AUTO COMPONENTS — 1.5%
Goodyear Tire & Rubber Co. (The), Co Guar, 7.000%, 05/15/22[10]	815	877,144	0.8
JB Poindexter & Co., Inc., Private Placement, Sr Unsec’d Nt, 9.000%, 04/01/22[2]	182	194,285	0.2
Pittsburgh Glass Works LLC, Private Placement, Sr Sec’d Nt, 8.000%, 11/15/18[2]	107	112,617	0.1
Stackpole International Intermediate/Stackpole International Powder, Private Placement, Sr Sec’d Nt, (Luxembourg), 7.750%, 10/15/21[2]	259	269,360	0.2
UCI International, Inc., Co Guar, 8.625%, 02/15/19	250	250,000	0.2

		1,703,406	1.5
AUTOMOBILES — 0.9%
Chrysler Group LLC/CG Co-Issuer, Inc., Sec’d Nt,
8.000%, 06/15/19	200	221,000	0.2
8.250%, 06/15/21	600	682,500	0.6
Jaguar Land Rover Automotive plc, Private Placement, Co Guar, (United Kingdom), 5.625%, 02/01/23[2]	150	150,000	0.1
Motors Liquidation Co.,
5.250%, 03/06/32[9]	25 Units	3	0.0	[12]
6.250%, 07/15/33[9]	15 Units	1	0.0	[12]
7.250%, 04/15/41[9]	— Units [11]	—	0.0
7.250%, 07/15/41[9]	— Units [11]	—	0.0
7.250%, 02/15/52[9]	7 Units	1	0.0	[12]
7.375%, 10/01/51[9]	— Units [11]	—	0.0
7.735%, 05/15/48[9]	10 Units	1	0.0	[12]
7.750%, 03/15/36[1,4,9]	55 Units	—	0.0

AUTOMOBILES (continued)
Motors Liquidation Co., Debentures,
6.750%, 05/01/28[1,4,9]	$50	$—	0.0%
8.100%, 06/15/24[1,4,9]	1,725	2	0.0	[12]
8.375%, 07/15/33[1,4,9]	425	—	0.0

		1,053,508	0.9
DISTRIBUTORS — 0.4%
AmeriGas Finance LLC/AmeriGas Finance Corp., Co Guar, 6.750%, 05/20/20	126	137,655	0.1
LKQ Corp., Private Placement, Co Guar, 4.750%, 05/15/23[2]	96	89,280	0.1
VWR Funding, Inc., Co Guar, 7.250%, 09/15/17	220	235,950	0.2

		462,885	0.4
DIVERSIFIED CONSUMER SERVICES — 0.2%
Service Corp. International, Private Placement, Sr Unsec’d Nt, 5.375%, 01/15/22[2]	29	29,363	0.0	[12]
Service Corp. International, Sr Unsec’d Nt, 4.500%, 11/15/20	150	144,750	0.2

		174,113	0.2
HOTELS, RESTAURANTS & LEISURE — 4.0%
Burger King Corp., Co Guar, 9.875%, 10/15/18	50	55,500	0.0	[12]
Caesars Entertainment Operating Co., Inc., Sr Sec’d Nt, 8.500%, 02/15/20	330	317,625	0.3
Caesars Entertainment Resort Properties LLC, Private Placement, Sr Sec’d Nt, 8.000%, 10/01/20[2]	425	442,000	0.4
CCM Merger, Inc., Private Placement, Co Guar, 9.125%, 05/01/19[2]	52	54,340	0.0	[12]
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., Co Guar, 5.250%, 03/15/21	100	98,750	0.1
DineEquity, Inc., Co Guar, 9.500%, 10/30/18	90	99,900	0.1
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Private Placement, Sr Sec’d Nt, 10.500%, 07/01/19[2]	44	44,440	0.0	[12]
Graton Economic Development Authority, Private Placement, Sr Sec’d Nt, 9.625%, 09/01/19[2]	100	116,000	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

HOTELS, RESTAURANTS & LEISURE (continued)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Private Placement, Co Guar, 5.625%, 10/15/21[2]	$175	$181,562	0.2%
Isle of Capri Casinos, Inc., Co Guar, 7.750%, 03/15/19[10]	260	281,450	0.3
MGM Resorts International, Co Guar,
6.750%, 10/01/20	100	107,000	0.1
7.750%, 03/15/22	54	60,345	0.1
8.625%, 02/01/19	85	99,662	0.1
10.000%, 11/01/16[10]	500	600,000	0.5
MISA Investments Ltd., Private Placement, Unsec’d Nt, (United Kingdom), PIK, 9.375%, 08/15/18[2]	130	134,550	0.1
Penn National Gaming, Inc., Private Placement, Sr Unsec’d Nt, 5.875%, 11/01/21[2]	60	59,250	0.1
Pinnacle Entertainment, Inc., Co Guar, 7.500%, 04/15/21	180	195,300	0.2
Real Mex Restaurants, Inc., 11.000%, 03/15/14[9]	89	88,929	0.1
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Private Placement, Sr Sec’d Nt, 9.500%, 06/15/19[2]	99	108,652	0.1
Sabre, Inc., Private Placement, Sr Sec’d Nt, 8.500%, 05/15/19[2]	110	122,100	0.1
Seminole Hard Rock Entertainment, Inc./Seminole Hard Rock International LLC, Private Placement, Co Guar, 5.875%, 05/15/21[2]	160	157,200	0.1
Seneca Gaming Corp., Private Placement, Co Guar, 8.250%, 12/01/18[2]	210	225,750	0.2
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Unsec’d Nt, 9.750%, 09/01/21[2]	160	172,800	0.2
Six Flags Entertainment Corp., Private Placement, Co Guar, 5.250%, 01/15/21[2]	35	34,213	0.0	[12]
Studio City Finance Ltd., Private Placement, Co Guar, (United Kingdom), 8.500%, 12/01/20[2]	250	276,875	0.2

HOTELS, RESTAURANTS & LEISURE (continued)
Viking Cruises Ltd., Private Placement, Unsec’d Nt, (Bermuda), 8.500%, 10/15/22[2]	$152	$171,760	0.2%
Wok Acquisition Corp., Private Placement, Co Guar, 10.250%, 06/30/20[2]	150	162,938	0.1

		4,468,891	4.0
HOUSEHOLD DURABLES — 2.3%
BC Mountain LLC/BC Mountain Finance, Inc., Private Placement, Co Guar, 7.000%, 02/01/21[2]	139	140,390	0.1
Brookfield Residential Properties, Inc., Private Placement, Co Guar, (Canada), 6.500%, 12/15/20[2]	212	219,950	0.2
Brookfield Residential Properties, Inc./Brookfield Resideial US Corp., Private Placement, Co Guar, (Canada), 6.125%, 07/01/22[2]	94	94,470	0.1
K Hovnanian Enterprises, Inc., Co Guar,
6.250%, 01/15/16	18	18,990	0.0	[12]
11.875%, 10/15/15	130	149,175	0.2
K Hovnanian Enterprises, Inc., Private Placement, Sec’d Nt, 9.125%, 11/15/20[2]	47	51,582	0.1
K Hovnanian Enterprises, Inc., Private Placement, Sr Sec’d Nt, 7.250%, 10/15/20[2]	285	306,019	0.3
Lennar Corp., Co Guar,
6.950%, 06/01/18	140	157,500	0.2
12.250%, 06/01/17	200	257,250	0.2
Libbey Glass, Inc., Sr Sec’d Nt, 6.875%, 05/15/20	28	30,240	0.0	[12]
M/I Homes, Inc., Co Guar, 8.625%, 11/15/18	235	254,387	0.2
Meritage Homes Corp., Co Guar, 7.150%, 04/15/20	5	5,400	0.0	[12]
Meritage Homes Corp., Private Placement, Co Guar, 7.150%, 04/15/20[2]	32	34,560	0.0	[12]
Standard Pacific Corp., Co Guar,
8.375%, 05/15/18	220	258,500	0.2
8.375%, 01/15/21	75	87,375	0.1
10.750%, 09/15/16	29	34,945	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

HOUSEHOLD DURABLES (continued)
Taylor Morrison Communities, Inc./Monarch Communities, Inc., Private Placement, Co Guar, 5.250%, 04/15/21[2]	$99	$96,278	0.1%
7.750%, 04/15/20[2]	204	224,400	0.2
WCI Communities, Inc., Private Placement, Co Guar, 6.875%, 08/15/21[2]	149	148,255	0.1

		2,569,666	2.3
INTERNET & CATALOG RETAIL — 0.5%
Netflix, Inc., Private Placement, Sr Unsec’d Nt, 5.375%, 02/01/21[2]	143	144,788	0.1
Sitel LLC/Sitel Finance Corp., Co Guar, 11.500%, 04/01/18	350	308,000	0.3
Sitel LLC/Sitel Finance Corp., Private Placement, Sr Sec’d Nt, 11.000%, 08/01/17[2]	158	168,665	0.1

		621,453	0.5
MEDIA — 6.9%
Adelphia Communications Corp., Pfd, 6.000%, 02/15/06[1,4]	125	—	0.0
Adelphia Communications Corp., Sr Nt,
8.125%, 07/15/03[1,4]	750	5,250	0.0	[12]
9.375%, 11/15/09[1,4]	560	3,920	0.0	[12]
Cablevision Systems Corp., Sr Unsec’d Nt, 8.000%, 04/15/20	720	804,600	0.7
Cenveo Corp., Sec’d Nt, 8.875%, 02/01/18	175	175,000	0.1
Cequel Communications Holdings I LLC/Cequel Capital Corp., Private Placement, Sr Unsec’d Nt, 5.125%, 12/15/21[2]	65	60,937	0.1
6.375%, 09/15/20[2]	36	36,900	0.0	[12]
Cinemark USA, Inc., Co Guar, 5.125%, 12/15/22	75	72,562	0.1
Clear Channel Worldwide Holdings, Inc., Co Guar,
6.500%, 11/15/22	135	136,856	0.1
6.500%, 11/15/22	260	265,525	0.3
7.625%, 03/15/20	834	876,743	0.8
7.625%, 03/15/20	25	26,000	0.0	[12]

MEDIA (continued)
Cogeco Cable, Inc., Private Placement, Co Guar, (Canada), 4.875%, 05/01/20[2]	$35	$33,775	0.0%[12]
DISH DBS Corp., Co Guar,
4.625%, 07/15/17	17	17,807	0.0	[12]
5.000%, 03/15/23	112	104,440	0.1
5.875%, 07/15/22	228	228,000	0.2
6.750%, 06/01/21[10]	540	572,400	0.5
7.875%, 09/01/19	95	108,775	0.1
DreamWorks Animation SKG, Inc., Private Placement, Co Guar, 6.875%, 08/15/20[2]	95	100,463	0.1
Gannett Co., Inc., Private Placement, Co Guar, 5.125%, 07/15/20[2]	62	62,775	0.1
6.375%, 10/15/23[2]	155	160,425	0.1
Gray Television, Inc., Co Guar, 7.500%, 10/01/20	275	292,188	0.3
Harron Communications LP/Harron Finance Corp., Private Placement, Sr Unsec’d Nt, 9.125%, 04/01/20[2]	160	177,200	0.2
Liberty Interactive LLC, Sr Unsec’d Nt, 8.250%, 02/01/30	160	170,400	0.1
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, Private Placement, Sr Sec’d Nt, 9.750%, 04/01/21[2]	83	91,715	0.1
Mediacom LLC/Mediacom Capital Corp., Sr Unsec’d Nt, 9.125%, 08/15/19	295	318,969	0.3
Nexstar Broadcasting, Inc., Co Guar, 6.875%, 11/15/20	150	160,500	0.1
Quebecor Media, Inc., Sr Unsec’d Nt, (Canada), 5.750%, 01/15/23	130	125,775	0.1
RCN Telecom Services LLC/RCN Capital Corp., Private Placement, Sr Unsec’d Nt, 8.500%, 08/15/20[2]	90	90,900	0.1
Regal Entertainment Group, Sr Unsec’d Nt, 9.125%, 08/15/18	88	95,480	0.1
Regal Entertainment Group, Sr Unsec’d Nt, 5.750%, 06/15/23	100	98,250	0.1
Sinclair Television Group, Inc., Co Guar, 5.375%, 04/01/21	78	76,830	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Sinclair Television Group, Inc., Private Placement, Co Guar, 6.375%, 11/01/21[2]	$85	$87,975	0.1%
Sinclair Television Group, Inc., Sr Unsec’d Nt, 6.125%, 10/01/22	200	202,000	0.2
Sirius XM Holdings, Inc., Private Placement, Co Guar,
5.250%, 08/15/22[2]	90	90,900	0.1
5.750%, 08/01/21[2]	162	163,620	0.1
Sirius XM Holdings, Inc., Private Placement, Sr Unsec’d Nt,
4.250%, 05/15/20[2]	35	33,075	0.0	[12]
4.625%, 05/15/23[2]	60	54,300	0.1
Time Warner Cable, Inc., Co Guar, 6.750%, 07/01/18	65	72,893	0.1
Univision Communications, Inc., Private Placement, Co Guar, 8.500%, 05/15/21[2]	315	346,500	0.3
Univision Communications, Inc., Private Placement, Sr Sec’d Nt,
5.125%, 05/15/23[2]	125	124,844	0.1
6.750%, 09/15/22[2,10]	600	657,000	0.6
7.875%, 11/01/20[2]	220	241,725	0.2
Valassis Communications, Inc., Co Guar, 6.625%, 02/01/21	50	51,563	0.0	[12]
WMG Acquisition Corp., Private Placement, Sr Sec’d Nt, 6.000%, 01/15/21[2]	59	61,286	0.0	[12]

		7,739,041	6.9
MULTILINE RETAIL — 0.3%
Neiman Marcus Group Ltd., Inc., Private Placement, Co Guar, 8.000%, 10/15/21[2]	211	220,495	0.2
Sears Holdings Corp., Sec’d Nt, 6.625%, 10/15/18	125	113,125	0.1

		333,620	0.3
SPECIALTY RETAIL — 3.3%
Chinos Intermediate Holdings A, Inc., Private Placement, Sr Unsec’d Nt, PIK, 8.500%, 05/01/19[2]	76	77,710	0.1
Claire’s Stores, Inc., Private Placement, Co Guar, 7.750%, 06/01/20[2]	89	82,770	0.1

SPECIALTY RETAIL (continued)
Claire’s Stores, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 03/15/19[2,10]	$659	$715,015	0.6%
Claire’s Stores, Inc., Sec’d Nt, 8.875%, 03/15/19[10]	907	934,210	0.8
Gymboree Corp. (The), Co Guar, 9.125%, 12/01/18	300	276,375	0.2
HT Intermediate Holdings Corp., Private Placement, Sr Unsec’d Nt, PIK, 12.750%, 05/15/19[2]	175	173,250	0.2
Neebo, Inc., Private Placement, Sec’d Nt, 15.000%, 06/30/16[2]	190	198,236	0.2
Needle Merger Sub Corp., Private Placement, Sr Unsec’d Nt, 8.125%, 03/15/19[2]	200	209,250	0.2
New Look Bondco I plc, Private Placement, Sr Sec’d Nt, (United Kingdom), 8.375%, 05/14/18[2]	229	237,015	0.2
PC Nextco Holdings LLC/PC Nextco Finance, Inc., Private Placement, Sr Unsec’d Nt, PIK, 9.500%, 08/15/19[2]	133	136,491	0.1
Penske Automotive Group, Inc., Co Guar, 5.750%, 10/01/22	86	87,935	0.1
Radio Systems Corp., Private Placement, Sec’d Nt, 8.375%, 11/01/19[2]	260	285,350	0.3
Serta Simmons Holdings LLC, Private Placement, Sr Unsec’d Nt, 8.125%, 10/01/20[2]	45	48,937	0.0	[12]
Toys R Us—Delaware, Inc., Private Placement, Sr Sec’d Nt, 7.375%, 09/01/16[2]	250	228,750	0.2

		3,691,294	3.3
Total Consumer Discretionary		22,817,877	20.3

CONSUMER STAPLES — 6.0%
BEVERAGES — 0.3%
Constellation Brands, Inc., Co Guar,
3.750%, 05/01/21	75	70,500	0.1
4.250%, 05/01/23	150	139,875	0.1
Crestview DS Merger Sub II, Inc., Private Placement, Sec’d Nt, 10.000%, 09/01/21[2]	120	128,700	0.1

		339,075	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

FOOD & STAPLES RETAILING — 1.6%
BI-LO LLC/BI-LO Finance Corp., Private Placement, Sr Unsec’d Nt, PIK, 9.375%, 09/15/18[2]	$111	$115,995	0.1%
Ingles Markets, Inc., Sr Unsec’d Nt, 5.750%, 06/15/23	160	156,800	0.1
New Albertsons, Inc., Sr Unsec’d Nt,
7.450%, 08/01/29	67	54,940	0.1
8.000%, 05/01/31[10]	457	377,025	0.3
8.700%, 05/01/30	100	86,500	0.1
Rite Aid Corp., Co Guar,
6.750%, 06/15/21	160	167,800	0.1
9.250%, 03/15/20	150	172,125	0.2
SUPERVALU, Inc., Sr Unsec’d Nt, 8.000%, 05/01/16[10]	355	392,719	0.4
Tops Holding Corp./Tops Markets LLC, Private Placement, Sr Sec’d Nt, 8.875%, 12/15/17[2]	240	263,700	0.2

		1,787,604	1.6
FOOD PRODUCTS — 2.3%
ARAMARK Corp., Private Placement, Co Guar, 5.750%, 03/15/20[2]	165	172,425	0.2
Bumble Bee Holdings, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 12/15/17[2]	287	314,265	0.3
Dean Foods Co., Co Guar, 7.000%, 06/01/16	110	121,550	0.1
Hawk Acquisition Sub, Inc., Private Placement, Sec’d Nt, 4.250%, 10/15/20[2]	350	338,625	0.3
JBS USA LLC/JBS USA Finance, Inc., Private Placement, Co Guar,
7.250%, 06/01/21[2]	157	163,672	0.1
7.250%, 06/01/21[2]	218	226,720	0.2
8.250%, 02/01/20[2]	78	84,630	0.1
Pilgrim’s Pride Corp., Co Guar, 7.875%, 12/15/18	305	332,450	0.3
Post Holdings, Inc., Private Placement, Co Guar, 6.750%, 12/01/21[2]	100	103,500	0.1
Shearer’s Foods LLC/Chip Fin Corp., Private Placement, Sr Sec’d Nt, 9.000%, 11/01/19[2]	125	131,875	0.1
Smithfield Foods, Inc., Sr Unsec’d Nt, 7.750%, 07/01/17	130	152,425	0.1

FOOD PRODUCTS (continued)
Sun Merger Sub, Inc., Private Placement, Sr Unsec’d Nt, 5.250%, 08/01/18[2]	$201	$210,548	0.2%
5.875%, 08/01/21[2]	61	62,525	0.0	[12]
Wells Enterprises, Inc., Private Placement, Sr Sec’d Nt, 6.750%, 02/01/20[2]	208	211,120	0.2

		2,626,330	2.3
HOUSEHOLD PRODUCTS — 1.6%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Co Guar,
8.250%, 02/15/21	100	106,750	0.1
8.500%, 05/15/18[10]	400	422,000	0.4
9.875%, 08/15/19	425	472,812	0.4
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr Sec’d Nt,
5.750%, 10/15/20	460	469,200	0.4
7.875%, 08/15/19	250	276,250	0.3
Spectrum Brands Escrow Corp., Private Placement, Co Guar, 6.625%, 11/15/22[2]	42	44,678	0.0	[12]

		1,791,690	1.6
PERSONAL PRODUCTS — 0.2%
Prestige Brands, Inc., Private Placement, Sr Unsec’d Nt, 5.375%, 12/15/21[2]	100	101,000	0.1
Revlon Consumer Products Corp., Co Guar, 5.750%, 02/15/21	119	117,364	0.1

		218,364	0.2
Total Consumer Staples		6,763,063	6.0

ENERGY — 17.7%
ENERGY EQUIPMENT & SERVICES — 3.3%
Basic Energy Services, Inc., Co Guar,
7.750%, 02/15/19	140	146,300	0.1
7.750%, 10/15/22	66	68,145	0.1
Hiland Partners LP/Hiland Partners Finance Corp., Private Placement, Co Guar, 7.250%, 10/01/20[2]	92	98,670	0.1
Key Energy Services, Inc., Co Guar, 6.750%, 03/01/21	255	261,375	0.2
Ocean Rig UDW, Inc., Private Placement, Sr Unsec’d Nt, Reg. S, 9.500%, 04/27/16[2]	100	106,125	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

ENERGY EQUIPMENT & SERVICES (continued)
Oil States International, Inc., Co Guar,
5.125%, 01/15/23	$68	$76,670	0.1%
6.500%, 06/01/19[10]	360	382,950	0.3
Parker Drilling Co., Private Placement, Co Guar, 7.500%, 08/01/20[2]	120	126,000	0.1
Petroleum Geo-Services ASA, Private Placement, Co Guar, (Norway), 7.375%, 12/15/18[2]	400	426,000	0.4
PHI, Inc., Co Guar, 8.625%, 10/15/18	310	333,250	0.3
Pioneer Energy Services Corp., Co Guar, 9.875%, 03/15/18	255	270,300	0.2
Sea Trucks Group, Private Placement, Sr Sec’d Nt, (Nigeria), Reg. S, 9.000%, 03/26/18[2]	400	384,000	0.3
Seadrill Ltd., Private Placement, Sr Unsec’d Nt, (Bermuda), 5.625%, 09/15/17[2]	200	207,000	0.2
Seadrill Ltd., Sr Unsec’d Nt, (Bermuda), 6.500%, 10/05/15	300	314,250	0.3
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Private Placement, Sr Unsec’d Nt, 7.500%, 07/01/21[2]	65	67,925	0.1
Trinidad Drilling Ltd., Private Placement, Co Guar, (Canada), 7.875%, 01/15/19[2]	130	138,125	0.1
Unit Corp., Co Guar, 6.625%, 05/15/21	313	330,215	0.3

		3,737,300	3.3
OIL, GAS & CONSUMABLE FUELS — 14.4%
Access Midstream Partners LP/ACMP Finance Corp., Co Guar, 4.875%, 05/15/23	83	80,095	0.1
Aero Resources Finance Corp., Co Guar, 6.000%, 12/01/20	115	120,750	0.1
Aero Resources Finance Corp., Private Placement, Co Guar, 5.375%, 11/01/21[2]	70	70,700	0.1
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Co Guar, 9.625%, 10/15/18[10]	118	126,260	0.1
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Private Placement, Co Guar, 5.875%, 08/01/23[2]	162	154,305	0.1

OIL, GAS & CONSUMABLE FUELS (continued)
Bill Barrett Corp., Co Guar,
7.000%, 10/15/22	$65	$67,437	0.0%[12]
7.625%, 10/01/19[10]	505	542,875	0.5
Bonanza Creek Energy, Inc., Co Guar, 6.750%, 04/15/21	180	188,550	0.2
Calumet Specialty Products Partners LP/Calumet Finance Corp., Co Guar,
9.375%, 05/01/19	33	36,630	0.0 [12]
9.625%, 08/01/20	150	168,375	0.2
Calumet Specialty Products Partners LP/Calumet Finance Corp., Private Placement, Co Guar, 7.625%, 01/15/22[2]	80	80,800	0.1
Chesapeake Energy Corp., Co Guar,
3.250%, 03/15/16	57	57,570	0.1
5.375%, 06/15/21	140	144,900	0.1
5.750%, 03/15/23	140	144,200	0.1
6.125%, 02/15/21	188	201,630	0.2
Chesapeake Midstream Partners LP/CHKM Finance Corp., Co Guar, 6.125%, 07/15/22	156	166,920	0.1
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., Co Guar, 6.625%, 11/15/19	200	209,500	0.2
Cimarex Energy Co., Co Guar, 5.875%, 05/01/22	72	76,140	0.1
Citgo Petroleum Corp., Private Placement, Sr Sec’d Nt, 11.500%, 07/01/17[2]	300	328,500	0.3
Coineal Resources, Inc., Co Guar, 7.125%, 04/01/21	60	68,025	0.1
Comstock Resources, Inc., Co Guar,
7.750%, 04/01/19	75	79,687	0.1
9.500%, 06/15/20	224	250,880	0.2
Concho Resources, Inc., Co Guar,
5.500%, 04/01/23	90	92,700	0.1
6.500%, 01/15/22	230	248,975	0.2
Consol Energy, Inc., Co Guar, 8.250%, 04/01/20	145	156,962	0.1
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Private Placement, Co Guar, 6.125%, 03/01/22[2]	151	154,775	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Crosstex Energy LP/Crosstex Energy Finance Corp., Co Guar, 7.125%, 06/01/22	$191	$217,262	0.2%
CVR Refining LLC/Coffeyville Finance, Inc., Sec’d Nt, 6.500%, 11/01/22	221	217,132	0.2
Diamondback Energy, Inc., Private Placement, Co Guar, 7.625%, 10/01/21[2]	107	112,885	0.1
El Paso Pipeline Partners Operating Co., LLC, Co Guar, 6.500%, 04/01/20	85	97,616	0.1
Energy Transfer Equity LP, Sr Sec’d Nt, 5.875%, 01/15/24	250	247,500	0.2
Energy XXI Gulf Coast, Inc., Private Placement, Co Guar, 7.500%, 12/15/21[2]	206	214,755	0.2
EP Energy LLC/EP Energy Finance, Inc., Sr Unsec’d Nt, 9.375%, 05/01/20	553	638,024	0.6
EP Energy LLC/Everest Acquisition Finance, Inc., Co Guar, 7.750%, 09/01/22	142	159,040	0.1
EP Energy LLC/Everest Acquisition Finance, Inc., Sr Sec’d Nt, 6.875%, 05/01/19	97	104,396	0.1
EPE Holdings LLC/EP Energy Bond Co., Inc., Private Placement, Sr Unsec’d Nt, PIK, 8.875%, 12/15/17[2]	109	111,911	0.1
Genesis Energy LP/Genesis Energy Finance Corp., Co Guar,
5.750%, 02/15/21	175	176,969	0.1
7.875%, 12/15/18	200	215,500	0.2
Halcon Resources Corp., Private Placement, Co Guar,
9.250%, 02/15/22[2]	140	142,450	0.1
9.750%, 07/15/20[2]	74	77,052	0.1
Hilcorp Energy I LP/Hilcorp Finance Co., Private Placement, Sr Nt, 7.625%, 04/15/21[2]	75	81,375	0.1
Holly Energy Partners LP/Holly Energy Finance Corp., Co Guar, 6.500%, 03/01/20	125	130,625	0.1
Kodiak Oil & Gas Corp., Co Guar, (Canada), 5.500%, 01/15/21	90	89,775	0.1
5.500%, 02/01/22	93	92,535	0.1

OIL, GAS & CONSUMABLE FUELS (continued)
Laredo Petroleum, Inc., Co Guar, 7.375%, 05/01/22	195	211,575	0.2
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Co Guar, 6.250%, 06/15/22	137	144,878	0.1
Martin Midstream Partners LP/Martin Midstream Finance Corp., Co Guar, 7.250%, 02/15/21	131	133,620	0.1
MEG Energy Corp., Private Placement, Co Guar, (Canada),
6.500%, 03/15/21[2]	85	89,462	0.1
7.000%, 03/31/24[2]	105	106,313	0.1
Memorial Resource Development LLC/Memorial Resource Finance Corp., Private Placement, Sr Unsec’d Nt, PIK, 10.750%, 12/15/18[2]	65	64,675	0.0	[12]
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, Co Guar, 10.750%, 10/01/20	49	53,288	0.0	[12]
Newfield Exploration Co., Sr Unsec’d Nt,
5.625%, 07/01/24	105	104,475	0.1
5.750%, 01/30/22	300	309,000	0.3
Oasis Petroleum, Inc., Private Placement, Co Guar, 6.875%, 03/15/22[2]	180	190,800	0.2
Peabody Energy Corp., Co Guar,
6.000%, 11/15/18	115	122,475	0.1
6.250%, 11/15/21	300	303,000	0.3
Plains Exploration & Production Co., Co Guar,
6.750%, 02/01/22	29	31,944	0.0	[12]
6.875%, 02/15/23	246	274,290	0.3
QEP Resources, Inc., Sr Unsec’d Nt,
5.250%, 05/01/23	139	130,313	0.1
5.375%, 10/01/22	343	330,137	0.3
6.875%, 03/01/21	140	150,150	0.1
Regency Energy Partners LP/Regency Energy Finance Corp., Co Guar, 6.500%, 07/15/21	320	339,200	0.3
Rosetta Resources, Inc., Co Guar,
5.625%, 05/01/21	59	58,852	0.0	[12]
5.875%, 06/01/22	329	326,533	0.3
Sabine Oil & Gas LLC/Sabine Oil & Gas Finance Corp., Co Guar, 9.750%, 02/15/17	260	270,400	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Samson Investment Co., Private Placement, Co Guar, 10.500%, 02/15/20[2,10]	$595	$648,550	0.6%
SandRidge Energy, Inc., Co Guar, 7.500%, 03/15/21	80	83,800	0.1
SemGroup LP, Private Placement, Co Guar, 7.500%, 06/15/21[2]	109	115,268	0.1
SM Energy Co., Private Placement, Sr Unsec’d Nt, 5.000%, 01/15/24[2]	160	152,400	0.1
SM Energy Co., Sr Unsec’d Nt,
6.500%, 11/15/21[10]	400	424,000	0.4
6.625%, 02/15/19	130	138,125	0.1
SM Energy Co., Sr Unsec’d Nt, 6.500%, 01/01/23	115	120,606	0.1
Stone Energy Corp., Co Guar, 7.500%, 11/15/22	426	445,170	0.4
Swift Energy Co., Co Guar,
7.125%, 06/01/17[10]	510	520,200	0.5
7.875%, 03/01/22	189	187,110	0.2
8.875%, 01/15/20	60	62,400	0.0	[12]
Talos Production LLC/Talos Production Finance, Inc., Private Placement, Co Guar, 9.750%, 02/15/18[2]	193	197,343	0.2
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Co Guar,
6.375%, 08/01/22	52	54,990	0.0	[12]
6.875%, 02/01/21	200	215,000	0.2
7.875%, 10/15/18	130	139,750	0.1
Teekay Corp., Sr Unsec’d Nt, 8.500%, 01/15/20	64	69,200	0.1
Ultra Petroleum Corp., Private Placement, Sr Unsec’d Nt, (Canada), 5.750%, 12/15/18[2]	80	82,200	0.1
Vanguard Natural Resources LLC/VNR Finance Corp., Co Guar, 7.875%, 04/01/20	220	231,000	0.2
W&T Offshore, Inc., Co Guar, 8.500%, 06/15/19	460	486,450	0.4
Western Refining, Inc., Co Guar, 6.250%, 04/01/21	71	71,533	0.1

OIL, GAS & CONSUMABLE FUELS (continued)
WPX Energy, Inc., Sr Unsec’d Nt, 6.000%, 01/15/22	$580	$580,000	0.5%
WPX Energy, Inc., Sr Unsec’d Nt, 5.250%, 01/15/17	185	197,488	0.2

		16,112,906	14.4
Total Energy		19,850,206	17.7

FINANCIALS — 9.3%
CAPITAL MARKETS — 0.4%
E*TRADE Financial Corp., Sr Unsec’d Nt,
6.000%, 11/15/17	40	42,500	0.0	[12]
6.375%, 11/15/19	90	96,637	0.1
Oppenheimer Holdings, Inc., Sr Sec’d Nt, 8.750%, 04/15/18	135	144,450	0.1
Patriot Merger Corp., Private Placement, Sr Unsec’d Nt, 9.000%, 07/15/21[2]	81	85,050	0.1
Walter Investment Management Corp., Private Placement, Co Guar, 7.875%, 12/15/21[2]	103	104,288	0.1

		472,925	0.4
COMMERCIAL BANKS — 2.0%
CIT Group, Inc., Private Placement, Sr Unsec’d Nt, 6.625%, 04/01/18[2]	130	146,087	0.1
CIT Group, Inc., Sr Unsec’d Nt,
4.250%, 08/15/17[10]	408	424,830	0.4
5.000%, 08/15/22	327	318,825	0.3
5.250%, 03/15/18	85	91,163	0.1
Regions Bank, Sub Nt, 6.450%, 06/26/37	250	264,125	0.2
Royal Bank of Scotland Group plc, Sub Nt, (United Kingdom),
6.000%, 12/19/23	86	86,612	0.1
6.100%, 06/10/23	400	403,239	0.4
6.125%, 12/15/22	168	171,696	0.1
Royal Bank of Scotland plc (The), Sub Nt, (United Kingdom), Reg. S., VAR, 9.500%, 03/16/22	275	321,964	0.3

		2,228,541	2.0

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

CONSUMER FINANCE — 1.8%
Ally Financial, Inc., Co Guar,
6.250%, 12/01/17[10]	$505	$563,075	0.5%
8.000%, 03/15/20	755	905,056	0.8
8.000%, 11/01/31	342	409,118	0.4
Community Choice Financial, Inc., Sr Sec’d Nt, 10.750%, 05/01/19	125	104,687	0.1
General Motors Financial Co., Inc., Private Placement, 3.250%, 05/15/18[2]	22	22,000	0.0	[12]
General Motors Financial Co., Inc., Private Placement, Co Guar, 4.250%, 05/15/23[2]	38	36,148	0.0	[12]

		2,040,084	1.8
DIVERSIFIED FINANCIAL SERVICES — 2.4%
ACE Cash Express, Inc., Private Placement, Sr Sec’d Nt, 11.000%, 02/01/19[2]	505	405,262	0.4
Ausdrill Finance Pty Ltd., Private Placement, Co Guar, (Australia), 6.875%, 11/01/19[2]	200	182,000	0.2
Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., Private Placement, Co Guar, 7.750%, 02/15/18[2]	80	84,600	0.1
Capmark Financial Group, Inc.,
0.000%, 05/10/10[1,4]	2,460	32,593	0.0	[12]
CNG Holdings, Inc., Private Placement, Sr Sec’d Nt, 9.375%, 05/15/20[2]	504	463,680	0.4
Denali Borrower LLC/Denali Finance Corp., Private Placement, Sr Sec’d Nt, 5.625%, 10/15/20[2]	750	743,437	0.7
Igloo Holdings Corp., Private Placement, Sr Unsec’d Nt, PIK, 9.000%, 12/15/17[2]	99	99,743	0.1
MPH Intermediate Holding Co. 2, Private Placement, Sr Unsec’d Nt, PIK, 9.125%, 08/01/18[2]	115	119,600	0.1
Nationstar Mortgage LLC/Nationstar Capital Corp., Co Guar,
6.500%, 07/01/21	28	26,670	0.0	[12]
6.500%, 06/01/22	95	89,063	0.1
7.875%, 10/01/20	111	115,162	0.1
9.625%, 05/01/19	54	60,750	0.0	[12]

DIVERSIFIED FINANCIAL SERVICES (continued)
Nielsen Co. Luxembourg SARL (The), Private Placement, Co Guar, (Luxembourg), 5.500%, 10/01/21[2]	$50	$50,750	0.0%[12]
ROC Finance LLC/ROC Finance 1 Corp., Private Placement, Sec’d Nt, 12.125%, 09/01/18[2]	105	107,888	0.1
Speedy Cash Intermediate Holdings Corp., Private Placement, Sec’d Nt, 10.750%, 05/15/18[2]	105	110,513	0.1

		2,691,711	2.4
INSURANCE — 1.8%
American International Group, Inc., Jr Sub Nt, VAR, 8.175%, 05/15/58	530	641,300	0.6
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, Private Placement, Sr Unsec’d Nt, 7.875%, 12/15/20[2]	65	68,250	0.1
Fidelity & Guaray Life Holdings, Inc., Private Placement, Sr Unsec’d Nt, 6.375%, 04/01/21[2]	79	82,950	0.1
Hartford Financial Services Group, Inc., Sub Nt, VAR, 8.125%, 06/15/38	100	116,550	0.1
Liberty Mutual Group, Inc., Private Placement, Co Guar, VAR, 10.750%, 06/15/58[2]	380	568,100	0.5
Onex USI Acquisition Corp., Private Placement, Sr Unsec’d Nt, 7.750%, 01/15/21[2]	343	350,717	0.3
Prudential Financial, Inc., Jr Sub Nt, VAR, 5.625%, 06/15/43	142	139,160	0.1

		1,967,027	1.8
REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.4%
CNL Lifestyle Properties, Inc., Co Guar, 7.250%, 04/15/19	171	176,130	0.2
DuPont Fabros Technology LP, Co Guar, 5.875%, 09/15/21	133	137,322	0.1
Felcor Lodging LP, Sr Sec’d Nt, 6.750%, 06/01/19	100	106,500	0.1
RHP Hotel Properties LP/RHP Finance Corp., Co Guar, 5.000%, 04/15/21	59	58,263	0.0	[12]

		478,215	0.4

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.4%
CBRE Services, Inc., Co Guar, 6.625%, 10/15/20	$150	$160,500	0.1%
Kennedy-Wilson, Inc., Co Guar, 8.750%, 04/01/19	160	175,600	0.2
Mattamy Group Corp., Private Placement, Sr Unsec’d Nt, (Canada), 6.500%, 11/15/20[2]	119	117,810	0.1

		453,910	0.4
THRIFTS & MORTGAGE FINANCE — 0.1%
Provident Funding Associates LP/PFG Finance Corp., Private Placement, Co Guar, 6.750%, 06/15/21[2]	43	42,785	0.1

Total Financials		10,375,198	9.3

HEALTH CARE — 8.8%
HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Alere, Inc., Co Guar, 6.500%, 06/15/20	83	84,867	0.1
Biomet, Inc., Co Guar,
6.500%, 08/01/20	200	210,000	0.2
6.500%, 10/01/20	225	231,750	0.2
ConvaTec Healthcare E S.A., Private Placement, Co Guar, (Luxembourg), 10.500%, 12/15/18[2]	506	568,618	0.5
Hologic, Inc., Co Guar, 6.250%, 08/01/20	70	73,850	0.1

		1,169,085	1.1
HEALTH CARE PROVIDERS & SERVICES — 5.2%
Acadia Healthcare Co., Inc., Private Placement, Co Guar, 6.125%, 03/15/21[2]	108	110,700	0.1
Amsurg Corp., Co Guar, 5.625%, 11/30/20	65	67,600	0.0	[12]
CHS/Community Health Systems, Inc., Co Guar,
7.125%, 07/15/20	203	210,612	0.2
8.000%, 11/15/19	180	195,300	0.2
CHS/Community Health Systems, Inc., Sr Sec’d Nt, 5.125%, 08/15/18	45	46,462	0.0	[12]
DaVita HealthCare Partners, Inc., Co Guar, 6.625%, 11/01/20	140	150,150	0.1

HEALTH CARE PROVIDERS & SERVICES (continued)
Envision Healthcare Corp., Co Guar, 8.125%, 06/01/19	$91	$98,621	0.1%
Fresenius Medical Care U.S. Finance II, Inc., Private Placement, Co Guar,
5.625%, 07/31/19[2]	67	72,360	0.1
5.750%, 02/15/21[2]	90	95,400	0.1
5.875%, 01/31/22[2]	105	110,775	0.1
HCA Holdings, Inc., Sr Unsec’d Nt, 6.250%, 02/15/21	350	366,188	0.3
HCA, Inc., Co Guar,
5.875%, 05/01/23	100	98,750	0.1
7.500%, 02/15/22[10]	270	296,325	0.2
8.000%, 10/01/18	180	212,625	0.2
HCA, Inc., Sr Sec’d Nt,
4.750%, 05/01/23	115	108,100	0.1
5.875%, 03/15/22[10]	200	206,500	0.2
Health Management Associates, Inc., Co Guar, 7.375%, 01/15/20	39	43,631	0.0	[12]
IASIS Healthcare LLC/IASIS Capital Corp., Co Guar, 8.375%, 05/15/19	112	118,720	0.1
inVentiv Health, Inc., Private Placement, Co Guar,
11.000%, 08/15/18[2]	584	515,380	0.4
11.000%, 08/15/18[2]	38	33,630	0.0	[12]
inVentiv Health, Inc., Private Placement, Sr Sec’d Nt, 9.000%, 01/15/18[2]	140	145,600	0.1
LifePoint Hospitals, Inc., Private Placement, Co Guar, 5.500%, 12/01/21[2]	80	80,300	0.1
Multiplan, Inc., Private Placement, Co Guar, 9.875%, 09/01/18[2,10]	700	770,000	0.7
National Mentor Holdings, Inc., Private Placement, Nt, Co Guar, 12.500%, 02/15/18[2]	725	775,750	0.7
Tenet Healthcare Corp., Private Placement, Sr Sec’d Nt, 6.000%, 10/01/20[2]	173	180,569	0.2
Tenet Healthcare Corp., Sr Sec’d Nt,
4.500%, 04/01/21	75	71,063	0.0	[12]
4.750%, 06/01/20	75	73,312	0.1
Tenet Healthcare Corp., Sr Sec’d Nt, 6.250%, 11/01/18	105	116,288	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE PROVIDERS & SERVICES (continued)
Tenet Healthcare Corp., Sr Unsec’d Nt,
8.000%, 08/01/20	$138	$149,902	0.1%
8.125%, 04/01/22	267	287,693	0.3
United Surgical Partners International, Inc., Co Guar, 9.000%, 04/01/20	175	196,000	0.2

		6,004,306	5.2
HEALTH CARE TECHNOLOGY — 0.2%
IMS Health, Inc., Private Placement, Sr Unsec’d Nt, 6.000%, 11/01/20[2]	180	191,250	0.2

PHARMACEUTICALS — 2.3%
Capsugel S.A., Private Placement, Sr Unsec’d Nt, (Luxembourg), PIK, 7.750%, 05/15/19[2]	90	91,687	0.1
Catalent Pharma Solutions, Inc., Co Guar, 7.875%, 10/15/18	147	149,573	0.1
Celtic Pharma Phinco B.V., (Bermuda), PIK, 17.000%, 06/15/12[9,16]	2,805	84,147	0.1
Endo Finance Co., Private Placement, Co Guar, 5.750%, 01/15/22[2]	190	190,950	0.2
Endo Health Solutions, Inc., Co Guar,
7.000%, 07/15/19	75	80,250	0.1
7.000%, 12/15/20	75	80,250	0.1
7.250%, 01/15/22	83	88,810	0.1
Grifols, Inc., Co Guar, 8.250%, 02/01/18	100	106,625	0.1
Par Pharmaceutical Cos., Inc., Co Guar, 7.375%, 10/15/20	60	62,025	0.1
Salix Pharmaceuticals Ltd., Private Placement, Co Guar, 6.000%, 01/15/21[2]	110	112,750	0.1
Valeant Pharmaceuticals International, Inc., Private Placement, Co Guar, (Canada),
5.625%, 12/01/21[2]	115	115,575	0.1
6.375%, 10/15/20[2]	575	605,906	0.5
Valeant Pharmaceuticals International, Inc., Private Placement, Sr Unsec’d Nt,
6.750%, 08/15/18[2]	354	388,958	0.3
7.500%, 07/15/21[2]	358	392,905	0.3

		2,550,411	2.3
Total Health Care		9,915,052	8.8

INDUSTRIALS — 13.9%
AEROSPACE & DEFENSE — 0.6%
Allia Techsystems, Inc., Private Placement, Sr Unsec’d Nt, 5.250%, 10/01/21[2]	$93	$93,232	0.1%
B/E Aerospace, Inc., Sr Unsec’d Nt, 5.250%, 04/01/22	200	203,000	0.2
Bombardier, Inc., Private Placement, Sr Nt, (Canada), 6.125%, 01/15/23[2]	170	168,725	0.1
GenCorp, Inc., Sec’d Nt, 7.125%, 03/15/21	65	69,550	0.1
Triumph Group, Inc., Co Guar, 8.625%, 07/15/18	80	86,400	0.1

		620,907	0.6
AIRLINES — 1.8%
Continental Airlines 2005-ERJ1 Pass Through Trust, 9.798%, 04/01/21[10]	645	726,712	0.6
Continental Airlines 2012-1 Class B Pass Through Trust, 6.250%, 04/11/20	712	744,033	0.7
U.S. Airways 2013-1 Class A Pass Through Trust, 3.950%, 11/15/25	60	58,350	0.1
UAL 2007-1 Pass Through Trust, 7.336%, 07/02/19	73	77,021	0.1
UAL 2009-2B Pass Through Trust, Private Placement, 12.000%, 01/15/16[2]	104	116,909	0.1
United Airlines 2007-1 Class C Pass Through Trust, Series C, VAR, 2.663%, 07/02/14	83	83,149	0.1
US Airways 2013-1 Class B Pass Through Trust, 5.375%, 11/15/21	155	152,675	0.1

		1,958,849	1.8
BUILDING PRODUCTS — 0.8%
Griffon Corp., Co Guar, 7.125%, 04/01/18	150	159,000	0.1
Masco Corp., Sr Unsec’d Nt,
5.950%, 03/15/22	43	45,473	0.1
7.125%, 03/15/20	10	11,415	0.0 [12]
Masonite International Corp., Private Placement, Co Guar, (Canada), 8.250%, 04/15/21[2]	290	319,000	0.3
Nortek, Inc., Co Guar, 8.500%, 04/15/21	134	148,405	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

BUILDING PRODUCTS (continued)
Roofing Supply Group LLC/Roofing Supply Finance, Inc., Private Placement, Co Guar, 10.000%, 06/01/20[2]	$145	$162,400	0.1%
USG Corp., Private Placement, Co Guar,
5.875%, 11/01/21[2]	56	58,240	0.1
7.875%, 03/30/20[2]	5	5,625	0.0	[12]

		909,558	0.8
COMMERCIAL SERVICES & SUPPLIES — 4.0%
ACCO Brands Corp., Co Guar, 6.750%, 04/30/20	60	59,250	0.1
ADT Corp. (The), Private Placement, Sr Unsec’d Nt, 6.250%, 10/15/21[2]	255	267,750	0.2
ADT Corp. (The), Sr Unsec’d Nt,
3.500%, 07/15/22	54	47,005	0.1
4.125%, 06/15/23	276	244,953	0.2
Casella Waste Systems, Inc., Co Guar, 7.750%, 02/15/19	375	384,375	0.3
Ceridian HCM Holding, Inc., Private Placement, Sr Unsec’d Nt, 11.000%, 03/15/21[2]	157	180,942	0.2
Clean Harbors, Inc., Co Guar, 5.125%, 06/01/21	150	151,500	0.1
Darling Escrow Corp., Private Placement, Sr Unsec’d Nt, 5.375%, 01/15/22[2]	95	95,712	0.1
Deluxe Corp., Co Guar, 7.000%, 03/15/19	256	273,920	0.2
Garda World Security Corp., Private Placement, Co Guar, (Canada), 7.250%, 11/15/21[2]	225	226,687	0.2
Harland Clarke Holdings Corp., Co Guar,
VAR, 6.000%, 05/15/15[10]	447	445,883	0.4
9.500%, 05/15/15	33	33,165	0.0	[12]
Harland Clarke Holdings Corp., Private Placement, Sr Sec’d Nt, 9.750%, 08/01/18[2]	145	157,144	0.1
ILFC E-Capital Trust I, Private Placement, VAR, 5.460%, 12/21/65[2]	450	411,750	0.4
ILFC E-Capital Trust II, Private Placement, VAR, 6.250%, 12/21/65[2]	520	491,400	0.4
Iron Mountain, Inc., Co Guar,
5.750%, 08/15/24	50	46,375	0.0	[12]
7.750%, 10/01/19	100	111,500	0.1

COMMERCIAL SERVICES & SUPPLIES (continued)
Jaguar Holding Co. I, Private Placement, Sr Unsec’d Nt, PIK, 10.125%, 10/15/17[2]	$50	$52,875	0.1%
Liberty Tire Recycling LLC,, Private Placement, Co Guar, 11.000%, 10/01/16[2]	165	165,413	0.2
Mobile Mini, Inc., Co Guar, 7.875%, 12/01/20	200	221,500	0.2
Mustang Merger Corp., Private Placement, Sr Unsec’d Nt, 8.500%, 08/15/21[2]	223	240,840	0.2
Quebecor World Capital Escrow Corp., (Canada),
6.125%, 03/13/14[1,4,9]	1,415	14,150	0.0	[12]
6.500%, 08/01/27[1,4,9]	810	8,100	0.0	[12]
9.750%, 01/15/15[1,4,9]	585	5,850	0.0	[12]
R.R. Donnelley & Sons Co., Sr Unsec’d Nt, 7.000%, 02/15/22	75	80,625	0.1
RR Donnelley & Sons Co., Sr Unsec’d Nt, 6.500%, 11/15/23	100	101,000	0.1

		4,519,664	4.0
CONSTRUCTION & ENGINEERING — 0.6%
Dycom Investments, Inc., Co Guar, 7.125%, 01/15/21	120	129,300	0.1
MasTec, Inc., Co Guar, 4.875%, 03/15/23	77	72,765	0.1
Tutor Perini Corp., Co Guar, 7.625%, 11/01/18[10]	400	428,000	0.4

		630,065	0.6
ELECTRICAL EQUIPMENT — 0.3%
Artesyn Escrow, Inc., Private Placement, Sr Sec’d Nt, 9.750%, 10/15/20[2]	34	35,700	0.0	[12]
International Wire Group Holdings, Inc., Private Placement, Sr Sec’d Nt, 8.500%, 10/15/17[2]	220	232,100	0.2
Sensata Technologies B.V., Private Placement, Co Guar, (Netherlands), 4.875%, 10/15/23[2]	117	109,980	0.1

		377,780	0.3
INDUSTRIAL CONGLOMERATES — 0.1%
J.M. Huber Corp., Private Placement, Sr Nt, 9.875%, 11/01/19[2]	75	86,156	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

MACHINERY — 1.3%
Bluewater Holding B.V., Private Placement, Co Guar, (Netherlands), Reg. S, 10.000%, 12/10/19[2]	$300	$301,500	0.3%
Cleaver-Brooks, Inc., Private Placement, Sr Sec’d Nt, 8.750%, 12/15/19[2]	44	47,740	0.0	[12]
CNH Capital LLC, Co Guar, 3.625%, 04/15/18	107	108,471	0.1
Columbus McKinnon Corp., Co Guar, 7.875%, 02/01/19	180	193,950	0.2
Milacron LLC/Mcron Finance Corp., Private Placement, Co Guar, 7.750%, 02/15/21[2]	304	319,200	0.3
Victor Technologies Group, Inc., Sr Sec’d Nt, 9.000%, 12/15/17[10]	477	510,390	0.4

		1,481,251	1.3
MARINE — 0.9%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S., Inc., Private Placement, Sr Sec’d Nt, 8.125%, 11/15/21[2]	52	53,040	0.1
Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., Co Guar, 9.250%, 04/15/19	343	370,011	0.3
Shelf Drilling Holdings Ltd., Private Placement, Sr Sec’d Nt, (Cayman Islands), 8.625%, 11/01/18[2]	125	135,000	0.1
Ultrapetrol Bahamas Ltd., Private Placement, Mtg, (Bahamas), 8.875%, 06/15/21[2]	27	29,059	0.0	[12]
Ultrapetrol Bahamas Ltd., Private Placement, Sr Sec’d Nt, (Bahamas), 8.875%, 06/15/21[2]	350	378,875	0.3
World Wide Supply AS, Private Placement, Sr Sec’d Nt, (Norway), Reg. S, 7.750%, 05/26/17[2]	85	85,000	0.1

		1,050,985	0.9
ROAD & RAIL — 1.1%
Ashtead Capital, Inc., Private Placement, Sec’d Nt, 6.500%, 07/15/22[2,10]	200	213,250	0.2
Avis Budget Car Real LLC/Avis Budget Finance, Inc., Co Guar,
8.250%, 01/15/19	210	228,900	0.2
9.750%, 03/15/20	335	392,788	0.3

ROAD & RAIL (continued)
Hertz Corp. (The), Co Guar,
4.250%, 04/01/18	$97	$99,425	0.1%
5.875%, 10/15/20	29	30,051	0.0	[12]
syncreon Group B.V./syncreon Global Finance U.S., Inc., Private Placement, Sr Unsec’d Nt, (Netherlands), 8.625%, 11/01/21[2]	200	207,000	0.2
Watco Cos. LLC/Watco Finance Corp., Private Placement, Co Guar, 6.375%, 04/01/23[2]	94	93,060	0.1

		1,264,474	1.1
TRADING COMPANIES & DISTRIBUTORS — 2.4%
Aircastle Ltd., Sr Unsec’d Nt, (Bermuda),
4.625%, 12/15/18	100	100,750	0.1
6.250%, 12/01/19	30	32,137	0.0	[12]
7.625%, 04/15/20[10]	200	224,500	0.2
H&E Equipment Services, Inc., Co Guar, 7.000%, 09/01/22	84	91,560	0.1
HD Supply, Inc., Co Guar, 7.500%, 07/15/20	235	253,213	0.2
HD Supply, Inc., Sr Sec’d Nt, 8.125%, 04/15/19	246	273,982	0.2
International Lease Finance Corp., Sr Unsec’d Nt,
4.625%, 04/15/21	21	20,055	0.0	[12]
8.250%, 12/15/20[10]	888	1,038,960	0.9
8.875%, 09/01/17	125	148,750	0.2
United Rentals North America, Inc., Co Guar,
6.125%, 06/15/23	150	152,250	0.1
7.625%, 04/15/22	150	166,688	0.2
United Rentals North America, Inc., Sr Unsec’d Nt, 8.250%, 02/01/21	160	180,400	0.2

		2,683,245	2.4
Total Industrials		15,582,934	13.9

INFORMATION TECHNOLOGY — 6.5%
COMMUNICATIONS EQUIPMENT — 1.7%
Alcatel-Luce USA, Inc., Private Placement, Co Guar,
4.625%, 07/01/17[2]	200	200,250	0.2
6.750%, 11/15/20[2]	400	415,500	0.3

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

COMMUNICATIONS EQUIPMENT (continued)
Alcatel-Luce USA, Inc., Sr Unsec’d Nt, 6.450%, 03/15/29	$163	$144,255	0.1%
Avaya, Inc., Private Placement, Sec’d Nt, 10.500%, 03/01/21[2]	110	105,050	0.1
Avaya, Inc., Private Placement, Sr Sec’d Nt, 7.000%, 04/01/19[2,10]	360	352,800	0.3
CyrusOne LP/CyrusOne Finance Corp., Co Guar, 6.375%, 11/15/22	58	60,030	0.1
Goodman Networks, Inc., Private Placement, Sr Sec’d Nt,
12.125%, 07/01/18[2]	98	103,390	0.1
13.125%, 07/01/18[2]	320	337,600	0.3
Nokia OYJ, Sr Unsec’d Nt, (Finland),
5.375%, 05/15/19	101	104,787	0.1
6.625%, 05/15/39	100	98,250	0.1

		1,921,912	1.7
COMPUTERS & PERIPHERALS — 0.2%
Seagate HDD Cayman, Co Guar, (Cayman Islands), 6.875%, 05/01/20	170	183,813	0.2

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.6%
Anixter, Inc., Co Guar, 5.625%, 05/01/19	50	52,562	0.1
Brightstar Corp., Private Placement, Co Guar, 9.500%, 12/01/16[2]	215	236,500	0.2
CDW LLC/CDW Finance Corp., Co Guar, 8.500%, 04/01/19	229	253,045	0.2
Intcomex, Inc., Sec’d Nt, 13.250%, 12/15/14	102	99,068	0.1
Viasystems, Inc., Private Placement, Sr Sec’d Nt, 7.875%, 05/01/19[2]	42	45,413	0.0	[12]

		686,588	0.6
INTERNET SOFTWARE & SERVICES — 0.2%
Bankrate, Inc., Private Placement, Co Guar, 6.125%, 08/15/18[2]	60	62,400	0.1
Equinix, Inc., Sr Unsec’d Nt, 4.875%, 04/01/20	128	127,360	0.1
IAC/InterActiveCorp, Private Placement, Sr Unsec’d Nt, 4.875%, 11/30/18[2]	35	35,788	0.0	[12]

		225,548	0.2

IT SERVICES — 2.6%
Ceridian Corp., Private Placement, Sr Sec’d Nt, 8.875%, 07/15/19[2]	$85	$97,750	0.1%
First Data Corp., Co Guar, 12.625%, 01/15/21	274	321,607	0.3
First Data Corp., Private Placement, Co Guar,
10.625%, 06/15/21[2]	115	124,631	0.1
11.250%, 01/15/21[2]	162	178,808	0.2
11.750%, 08/15/21[2]	482	508,510	0.4
First Data Corp., Private Placement, Sec’d Nt,
8.250%, 01/15/21[2,10]	530	563,787	0.5
PIK, 10.000%, 01/15/22[2]	220	235,159	0.2
First Data Corp., Private Placement, Sr Sec’d Nt, 6.750%, 11/01/20[2,10]	400	416,000	0.4
Lender Processing Services, Inc., Co Guar, 5.750%, 04/15/23	125	129,375	0.1
SunGard Data Systems, Inc., Co Guar,
6.625%, 11/01/19	100	105,000	0.1
7.625%, 11/15/20	164	178,760	0.1
WEX, Inc., Private Placement, Co Guar, 4.750%, 02/01/23[2]	77	70,840	0.1

		2,930,227	2.6
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.4%
Advanced Micro Devices, Inc., Sr Unsec’d Nt, 7.500%, 08/15/22	79	76,630	0.1
Amkor Technology, Inc., Sr Unsec’d Nt, 6.375%, 10/01/22	125	128,437	0.1
Freescale Semiconductor, Inc., Co Guar, 8.050%, 02/01/20	90	96,750	0.1
Freescale Semiconductor, Inc., Private Placement, Sr Sec’d Nt,
5.000%, 05/15/21[2]	115	111,838	0.1
6.000%, 01/15/22[2]	58	58,725	0.0	[12]

		472,380	0.4
SOFTWARE — 0.8%
ACI Worldwide, Inc., Private Placement, Unsec’d Nt, 6.375%, 08/15/20[2]	70	73,150	0.1
Activision Blizzard, Inc., Private Placement, Co Guar,
5.625%, 09/15/21[2]	95	98,325	0.1
6.125%, 09/15/23[2]	35	36,487	0.0	[12]

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

SOFTWARE (continued)
Audatex North America, Inc., Private Placement, Co Guar,
6.000%, 06/15/21[2]	$105	$109,988	0.1%
6.125%, 11/01/23[2]	49	50,470	0.0	[12]
Healthcare Technology Intermediate, Inc., Private Placement, Sr Unsec’d Nt, PIK, 8.125%, 09/01/18[2]	75	78,000	0.1
Infor U.S., Inc., Co Guar, 9.375%, 04/01/19	170	191,250	0.2
NCR Escrow Corp., Private Placement, Sr Unsec’d Nt,
5.875%, 12/15/21[2]	15	15,281	0.0	[12]
6.375%, 12/15/23[2]	40	40,850	0.1
Nuance Communications, Inc., Private Placement, Co Guar, 5.375%, 08/15/20[2]	118	115,345	0.1

		809,146	0.8
Total Information Technology		7,229,614	6.5

MATERIALS — 14.5%
CHEMICALS — 3.6%
Ashland, Inc., Co Guar, 4.750%, 08/15/22	193	183,350	0.2
Ashland, Inc., Sr Unsec’d Nt,
3.000%, 03/15/16	144	146,880	0.1
3.875%, 04/15/18	177	179,212	0.2
Axiall Corp., Private Placement, Co Guar, 4.875%, 05/15/23[2]	105	99,225	0.1
Basell Finance Co., B.V., Private Placement, Co Guar, (Netherlands), 8.100%, 03/15/27[2]	215	271,478	0.2
Chemtura Corp., Co Guar, 5.750%, 07/15/21	89	90,224	0.1
Eagle Spinco, Inc., Private Placement, Co Guar, 4.625%, 02/15/21[2]	25	24,500	0.0	[12]
INEOS Group Holdings S.A., Private Placement, Co Guar, (Luxembourg), 6.125%, 08/15/18[2]	200	201,000	0.2
LSB Industries, Inc., Private Placement, Sr Sec’d Nt, 7.750%, 08/01/19[2]	264	277,200	0.3
LyondellBasell Industries N.V., Sr Unsec’d Nt, (Netherlands), 6.000%, 11/15/21[10]	335	385,288	0.3

CHEMICALS (continued)
NOVA Chemicals Corp., Private Placement, Sr Unsec’d Nt, (Canada), 5.250%, 08/01/23[2]	$50	$51,500	0.0%[12]
Nufarm Australia Ltd., Private Placement, Co Guar, (Australia), 6.375%, 10/15/19[2]	166	171,810	0.2
OMNOVA Solutions, Inc., Co Guar, 7.875%, 11/01/18	330	354,750	0.3
PetroLogistics LP/PetroLogistics Finance Corp., Private Placement, Sr Nt, Co Guar, 6.250%, 04/01/20[2]	110	110,275	0.1
PolyOne Corp., Sr Unsec’d Nt,
5.250%, 03/15/23	242	235,950	0.2
7.375%, 09/15/20	247	272,935	0.3
Rain CII Carbon LLC and CII Carbon Corp., Private Placement, Sec’d Nt,
8.000%, 12/01/18[2]	140	144,900	0.1
8.250%, 01/15/21[2]	200	204,000	0.2
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Private Placement, Sr Sec’d Nt, (Luxembourg), 8.750%, 02/01/19[2]	369	380,992	0.3
Tronox Finance LLC, Co Guar, 6.375%, 08/15/20	210	214,200	0.2

		3,999,669	3.6
CONSTRUCTION MATERIALS — 3.0%
Cemex Espana Luxembourg, Private Placement, Sr Sec’d Nt, (Spain),
9.250%, 05/12/20[2]	225	246,937	0.2
9.875%, 04/30/19[2]	750	856,875	0.8
Cemex Finance LLC, 8.910%, 09/15/17[9]	337	338,185	0.3
Cemex S.A.B. de C.V., Private Placement, Sr Sec’d Nt, (Mexico),
6.500%, 12/10/19[2]	200	206,600	0.2
7.250%, 01/15/21[2]	200	207,000	0.2
9.000%, 01/11/18[2]	500	551,875	0.5
Headwaters, Inc., Private Placement, Co Guar, 7.250%, 01/15/19[2]	99	101,723	0.1
Lafarge S.A., Sr Unsec’d Nt, (France), 7.125%, 07/15/36	150	156,375	0.1
U.S. Concrete, Inc., Private Placement, Sr Sec’d Nt, 8.500%, 12/01/18[2]	70	71,575	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

CONSTRUCTION MATERIALS (continued)
Vulcan Materials Co., Sr Unsec’d Nt, 7.500%, 06/15/21[10]	$548	$624,720	0.5%

		3,361,865	3.0
CONTAINERS & PACKAGING — 2.1%
Ardagh Packaging Finance plc, Private Placement, Co Guar, (Ireland), 9.125%, 10/15/20[2,10]	200	219,000	0.2
Ardagh Packaging Finance plc, Private Placement, Sr Sec’d Nt, (Ireland), 7.375%, 10/15/17[2,10]	200	215,000	0.2
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., Private Placement, Co Guar, (Ireland), 9.125%, 10/15/20[2,10]	200	218,000	0.2
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., Private Placement, Sr Unsec’d Nt, (Ireland), 7.000%, 11/15/20[2]	200	202,000	0.2
Ball Corp., Co Guar, 4.000%, 11/15/23	85	76,075	0.1
Berry Plastics Corp., Sec’d Nt,
9.500%, 05/15/18	370	396,825	0.3
9.750%, 01/15/21	300	347,250	0.3
Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is, Private Placement, Co Guar, (Luxembourg),
5.625%, 12/15/16[2]	140	142,800	0.1
6.000%, 06/15/17[2]	65	65,813	0.1
Constar International LLC, 16.000%, 02/09/14[9]	46	45,696	0.0	[12]
Constar International, Inc., 11.000%, 12/31/17[1,4,9]	380	56,948	0.0	[12]
Sealed Air Corp., Private Placement, Co Guar,
6.500%, 12/01/20[2]	120	129,000	0.1
8.125%, 09/15/19[2]	70	78,575	0.1
8.375%, 09/15/21[2]	205	232,675	0.2

		2,425,657	2.1
METALS & MINING — 5.3%
AK Steel Corp., Sr Sec’d Nt, 8.750%, 12/01/18	155	173,212	0.2

METALS & MINING (continued)
Aleris International, Inc., Co Guar,
7.625%, 02/15/18	$75	$79,312	0.1%
7.875%, 11/01/20	54	57,375	0.0	[12]
APERAM, Private Placement, Sr Unsec’d Nt, (Luxembourg),
7.375%, 04/01/16[2]	150	154,125	0.1
7.750%, 04/01/18[2]	300	307,500	0.3
ArcelorMittal, Sr Unsec’d Nt, (Luxembourg),
6.750%, 02/25/22	510	554,625	0.5
7.500%, 10/15/39	530	520,725	0.5
10.350%, 06/01/19	565	714,725	0.6
BlueScope Steel Finance Ltd./BlueScope Steel Finance USA LLC, Private Placement, Co Guar, (Australia), 7.125%, 05/01/18[2]	41	42,948	0.0	[12]
Coeur Mining, Inc., Co Guar, 7.875%, 02/01/21	150	152,250	0.1
Commercial Metals Co., Sr Unsec’d Nt,
4.875%, 05/15/23	20	18,600	0.0	[12]
6.500%, 07/15/17	150	166,125	0.1
7.350%, 08/15/18	75	85,500	0.1
FMG Resources August 2006 Pty Ltd., Private Placement, Co Guar, (Australia),
6.000%, 04/01/17[2]	54	57,375	0.1
6.875%, 02/01/18[2,10]	545	573,613	0.5
6.875%, 04/01/22[2]	205	223,450	0.2
7.000%, 11/01/15[2]	26	26,975	0.0	[12]
FQM Akubra, Inc., Private Placement, Co Guar, (Canada),
7.500%, 06/01/21[2]	55	57,475	0.1
8.750%, 06/01/20[2]	40	43,400	0.0	[12]
Hecla Mining Co., Private Placement, Co Guar, 6.875%, 05/01/21[2]	172	165,120	0.2
JMC Steel Group, Inc., Private Placement, Sr Nt, 8.250%, 03/15/18[2]	150	151,500	0.1
Kaiser Aluminum Corp., Co Guar, 8.250%, 06/01/20	261	294,930	0.3
KGHM International Ltd., Private Placement, Co Guar, (Canada), 7.750%, 06/15/19[2]	49	51,695	0.0	[12]
New Gold, Inc., Private Placement, Co Guar, (Canada), 7.000%, 04/15/20[2]	56	57,540	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

METALS & MINING (continued)
New Gold, Inc., Private Placement, Sr Unsec’d Nt, (Canada), 6.250%, 11/15/22[2]	$78	$75,465	0.1%
Novelis, Inc., Co Guar, (Canada), 8.750%, 12/15/20[10]	429	477,263	0.4
Prince Mineral Holding Corp., Private Placement, Sr Sec’d Nt, 11.500%, 12/15/19[2]	50	55,625	0.1
Ryerson, Inc./Joseph T Ryerson & Son, Inc., Sr Sec’d Nt, 9.000%, 10/15/17	110	116,600	0.1
Steel Dynamics, Inc., Co Guar,
5.250%, 04/15/23	112	112,000	0.1
6.125%, 08/15/19	108	116,910	0.1
6.375%, 08/15/22	108	116,640	0.1
Taseko Mines Ltd., Co Guar, (Canada), 7.750%, 04/15/19	155	156,550	0.1

		5,957,148	5.3
PAPER & FOREST PRODUCTS — 0.5%
Boise Cascade Co., Co Guar, 6.375%, 11/01/20	124	130,510	0.1
Louisiana-Pacific Corp., Co Guar, 7.500%, 06/01/20	83	92,338	0.1
Norbord, Inc., Private Placement, Sr Sec’d Nt, (Canada), 5.375%, 12/01/20[2]	135	134,156	0.1
Resolute Forest Products, Inc., Private Placement, Co Guar, 5.875%, 05/15/23[2]	28	25,900	0.0	[12]
Unifrax I LLC/Unifrax Holding Co., Private Placement, Co Guar, 7.500%, 02/15/19[2]	160	165,600	0.2

		548,504	0.5
Total Materials		16,292,843	14.5

TELECOMMUNICATION SERVICES — 14.7%
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.6%
Altice Financing S.A., Private Placement, Co Guar, (Luxembourg), 6.500%, 01/15/22[2]	200	202,000	0.2
Altice Finco S.A., Private Placement, Co Guar, (Luxembourg), 8.125%, 01/15/24[2]	200	207,500	0.2
Broadview Networks Holdings, Inc., Sec’d Nt, 10.500%, 11/15/17	75	74,625	0.1

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
CCO Holdings LLC/CCO Holdings Capital Corp., Co Guar,
5.750%, 01/15/24	$340	$321,300	0.3%
6.500%, 04/30/21	232	238,380	0.2
8.125%, 04/30/20	650	705,250	0.6
CenturyLink, Inc., Sr Unsec’d Nt, 6.750%, 12/01/23	53	53,662	0.0	[12]
Cincinnati Bell, Inc., Co Guar,
8.375%, 10/15/20	70	75,775	0.1
8.750%, 03/15/18	135	141,750	0.1
Embarq Corp., Sr Unsec’d Nt, 7.995%, 06/01/36	620	627,713	0.6
Frontier Communications Corp., Sr Unsec’d Nt,
7.125%, 01/15/23	167	164,913	0.2
8.500%, 04/15/20	40	44,800	0.0	[12]
8.750%, 04/15/22	110	122,100	0.1
9.250%, 07/01/21	225	259,312	0.2
Intelsat Jackson Holdings S.A., Co Guar, (Luxembourg),
6.625%, 12/15/22	85	87,550	0.1
7.250%, 04/01/19	100	108,000	0.1
7.250%, 10/15/20	375	410,156	0.3
Intelsat Jackson Holdings S.A., Private Placement, Co Guar, (Luxembourg),
5.500%, 08/01/23[2]	160	152,200	0.1
6.625%, 12/15/22[2]	100	103,000	0.1
Intelsat Luxembourg S.A., Private Placement, Co Guar, (Luxembourg),
7.750%, 06/01/21[2]	485	520,162	0.5
8.125%, 06/01/23[2]	403	432,218	0.4
Level 3 Communications, Inc., Sr Unsec’d Nt,
8.875%, 06/01/19	485	529,862	0.5
11.875%, 02/01/19	700	805,000	0.7
Level 3 Financing, Inc., Co Guar,
7.000%, 06/01/20	57	60,420	0.0	[12]
8.125%, 07/01/19[10]	367	401,865	0.4
8.625%, 07/15/20	234	262,080	0.2
Level 3 Financing, Inc., Private Placement, Co Guar, VAR, 3.846%, 01/15/18[2]	50	50,313	0.0	[12]
6.125%, 01/15/21[2]	100	101,000	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
PAETEC Holding Corp., Co Guar, 9.875%, 12/01/18	$50	$55,875	0.1%
Qwest Capital Funding, Inc., Co Guar, 7.750%, 02/15/31	200	191,500	0.2
Qwest Corp., Sr Unsec’d Nt, 7.250%, 09/15/25	50	53,248	0.0	[12]
Sprint Capital Corp., Co Guar, 8.750%, 03/15/32	244	261,690	0.2
tw telecom holdings, Inc., Private Placement, Co Guar,
5.375%, 10/01/22[2]	26	25,545	0.0	[12]
6.375%, 09/01/23[2]	41	42,640	0.1
UPCB Finance V Ltd., Private Placement, Sr Sec’d Nt, (Cayman Islands), 7.250%, 11/15/21[2]	300	325,500	0.3
UPCB Finance VI Ltd., Private Placement, Sr Sec’d Nt, (Cayman Islands), 6.875%, 01/15/22[2]	150	159,375	0.1
Virgin Media Finance plc, Co Guar, (United Kingdom), 8.375%, 10/15/19	151	164,968	0.1
Wind Acquisition Finance S.A., Private Placement, Sec’d Nt, (Luxembourg), 11.750%, 07/15/17[2]	160	170,200	0.2
Wind Acquisition Finance S.A., Private Placement, Sr Sec’d Nt, (Luxembourg), 7.250%, 02/15/18[2]	200	209,500	0.2
Windstream Corp., Co Guar,
7.500%, 06/01/22	70	71,575	0.1
7.750%, 10/01/21	90	95,400	0.1
8.125%, 09/01/18	250	268,750	0.2
Zayo Group LLC/Zayo Capital, Inc., Co Guar, 10.125%, 07/01/20	210	242,025	0.2
Zayo Group LLC/Zayo Capital, Inc., Sr Sec’d Nt, 8.125%, 01/01/20	100	109,500	0.1

		9,710,197	8.6
WIRELESS TELECOMMUNICATION SERVICES — 6.1%
Cricket Communications, Inc., Co Guar, 7.750%, 10/15/20	331	377,340	0.3
Crown Castle International Corp., Sr Unsec’d Nt, 5.250%, 01/15/23	211	206,780	0.2
eAccess Ltd., Private Placement, Co Guar, (Japan), 8.250%, 04/01/18[2]	250	273,125	0.2

WIRELESS TELECOMMUNICATION SERVICES (continued)
MetroPCS Wireless, Inc., Co Guar, 6.625%, 11/15/20	$480	$508,800	0.5%
MetroPCS Wireless, Inc., Private Placement, Co Guar,
6.250%, 04/01/21[2]	224	232,400	0.2
6.625%, 04/01/23[2]	152	156,940	0.1
NII Capital Corp., Co Guar,
7.625%, 04/01/21	579	237,390	0.2
8.875%, 12/15/19	180	77,400	0.1
NII International Telecom S.C.A., Private Placement, Co Guar, (Luxembourg),
7.875%, 08/15/19[2]	60	45,300	0.1
11.375%, 08/15/19[2]	174	145,290	0.1
SoftBank Corp., Private Placement, Co Guar, (Japan), 4.500%, 04/15/20[2]	400	390,000	0.3
Sprint Communications, Inc., Private Placement, Co Guar,
7.000%, 03/01/20[2]	93	103,695	0.1
9.000%, 11/15/18[2,10]	575	692,875	0.6
Sprint Communications, Inc., Sr Unsec’d Nt,
6.000%, 11/15/22	950	926,250	0.8
7.000%, 08/15/20	500	541,250	0.5
11.500%, 11/15/21	72	94,320	0.1
Sprint Corp., Private Placement, Co Guar,
7.125%, 06/15/24[2]	129	130,935	0.1
7.250%, 09/15/21[2]	82	88,047	0.1
7.875%, 09/15/23[2]	160	172,000	0.2
Syniverse Holdings, Inc., Co Guar, 9.125%, 01/15/19	300	327,750	0.3
T-Mobile USA, Inc., Co Guar,
6.125%, 01/15/22	113	114,978	0.1
6.464%, 04/28/19	65	69,062	0.1
6.500%, 01/15/24	43	43,538	0.0	[12]
6.633%, 04/28/21	130	136,825	0.1
6.731%, 04/28/22	105	109,463	0.1
6.836%, 04/28/23	81	84,037	0.1
T-Mobile USA, Inc., Private Placement, Sr Unsec’d Nt, 5.250%, 09/01/18[2]	95	99,988	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

WIRELESS TELECOMMUNICATION SERVICES (continued)
VimpelCom Holdings B.V., Private Placement, Co Guar, (Netherlands),
6.255%, 03/01/17[2]	$200	$213,750	0.2%
7.504%, 03/01/22[2]	200	208,924	0.2

		6,808,452	6.1
Total Telecommunication Services		16,518,649	14.7

UTILITIES — 3.0%
ELECTRIC UTILITIES — 0.9%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Private Placement, Sec’d Nt, 12.250%, 03/01/22[2]	156	183,300	0.2
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., Sr Sec’d Nt, 10.000%, 12/01/20	787	836,188	0.7

		1,019,488	0.9
GAS UTILITIES — 0.8%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr Unsec’d Nt, 6.500%, 05/20/21	70	74,725	0.1
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., Co Guar, 6.000%, 12/15/20	48	49,440	0.1
Ferrellgas LP/Ferrellgas Finance Corp., Private Placement, Sr Unsec’d Nt, 6.750%, 01/15/22[2]	159	161,385	0.1
Ferrellgas LP/Ferrellgas Finance Corp., Sr Unsec’d Nt, 6.500%, 05/01/21	93	94,860	0.1
NGL Energy Partners LP/NGL Energy Finance Corp., Private Placement, Co Guar, 6.875%, 10/15/21[2]	105	107,625	0.1
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, Private Placement, Co Guar, 6.500%, 05/15/21[2]	33	34,155	0.0	[12]
Sabine Pass Liquefaction LLC, Private Placement, Sr Sec’d Nt,
5.625%, 02/01/21[2]	100	97,750	0.1
5.625%, 04/15/23[2]	197	184,195	0.2

GAS UTILITIES (continued)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Sr Unsec’d Nt, 7.375%, 08/01/21	$45	$49,050	0.0%[12]

		853,185	0.8
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 1.3%
Dynegy Holdings LLC,
7.125%, 05/15/18[1,4,9]	500	650	0.0	[12]
7.750%, 06/01/19[1,4,9]	750	975	0.0	[12]
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 0.000%, 11/08/16[1,4]	1,000	10,000	0.0	[12]
Dynegy, Inc., Private Placement, Co Guar, 5.875%, 06/01/23[2]	164	154,980	0.1
Edison Mission Energy, Sr Unsec’d Nt,
7.000%, 05/15/17[1,4]	425	321,937	0.3
7.200%, 05/15/19[1,4]	200	151,500	0.1
GenOn Energy, Inc., Sr Unsec’d Nt, 9.875%, 10/15/20	290	321,900	0.3
InterGen N.V., Private Placement, Sr Sec’d Nt, (Netherlands), 7.000%, 06/30/23[2]	270	279,450	0.3
NRG Energy, Inc., Co Guar, 6.625%, 03/15/23	214	215,605	0.2

		1,456,997	1.3
Total Utilities		3,329,670	3.0

Total Corporate Bonds
(Cost $126,001,065)		128,675,106	114.7

LOAN ASSIGNMENTS — 12.7%
CONSUMER DISCRETIONARY — 5.0%
DIVERSIFIED CONSUMER SERVICES — 0.1%
St. George’s University, Term Loan, VAR, 8.500%, 12/20/17	72	72,773	0.1

HOTELS, RESTAURANTS & LEISURE — 1.6%
American Casino & Entertainment Properties LLC, 2nd Lien Term Loan, VAR, 11.250%, 01/03/20	100	104,000	0.1
American Casino & Entertainment Properties LLC, Term Loan, VAR, 6.000%, 07/03/19	124	125,930	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)		Value	Percent of Net Assets*

HOTELS, RESTAURANTS & LEISURE (continued)
Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.488%, 01/28/18	$843		$803,502	0.7%
CCM Merger, Inc., Term Loan, VAR, 5.000%, 03/01/17	63		63,735	0.0	[12]
Hilton Worldwide Finance LLC, Initial Term Loan,
VAR, 3.750%, 10/26/20	32		31,816	0.0	[12]
VAR, 3.750%, 10/26/20	87		87,493	0.1
Jacobs Entertainment, Tranche B Loan, VAR, 6.250%, 10/29/18	66		65,255	0.1
Mohegan Tribal Gaming Authority, Term B Loan, VAR, 5.500%, 6/15/18	80		81,150	0.1
Scientific Games Corp., Initial Term Loan,
VAR, 4.250%, 10/18/20	33		32,726	0.1
VAR, 4.250%, 10/18/20	32		31,965	0.0	[12]
VAR, 4.250%, 10/18/20	5		5,327	0.0	[12]
Shingle Springs Tribal Gaming Authority, Term B Loan, VAR, 6.250%, 08/29/19	124		124,528	0.1
Station Casinos LLC, Term Loan,
VAR, 5.000%, 03/01/20	248		250,606	0.2
VAR, 5.000%, 03/01/20	—	[11]	—	0.0

			1,808,033	1.6
HOUSEHOLD DURABLES — 0.3%
Targus, 1st Lien Term Loan, VAR, 12.000%, 05/24/16^	466		383,381	0.3

MEDIA — 2.1%
Clear Channel Communications, Inc., Term Loan B, VAR, 3.814%, 01/29/16	504		487,078	0.4
Clear Channel Communications, Inc., Term Loan D, VAR, 6.919%, 01/23/19	377		359,673	0.3
Clear Channel Communications, Inc., Tranche E Term Loan, VAR, 7.669%, 07/30/19	454		447,215	0.4
Entercom Radio LLC, Term B-2 Loan,
VAR, 4.000%, 11/23/18	64		64,320	0.1
VAR, 4.000%, 11/23/18	8		8,040	0.0	[12]
VAR, 4.000%, 11/23/18	7		6,700	0.0	[12]
VAR, 5.250%, 11/23/18	1		1,206	0.0	[12]
Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/29/19	79		79,029	0.1

MEDIA (continued)
McGraw-Hill Education, Term B Loan, VAR, 9.000%, 03/22/19	$84		$85,328	0.1%
NEP Broadcasting, 2nd Lien Term Loan, VAR, 9.500%, 07/22/20	38		39,225	0.0	[12]
R.H. Donnelley, Inc., Exit Term Loan,
VAR, 9.750%, 12/31/16^	96		58,013	0.1
VAR, 9.750%, 12/31/16^	86		51,893	0.0	[12]
Radio One, Term Loan, VAR, 7.500%, 03/31/16	250		255,185	0.2
Tribune Co., Term Loan, VAR, 11/20/20^	150		149,063	0.1
Univision Communications, Inc., 1st Lien Term Loan, VAR, 4.500%, 03/01/20	160		160,823	0.2
Univision Communications, Inc., 2013 Incremental Term Loan, VAR, 4.000%, 03/01/20	79		79,698	0.1
Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15[1,4,9]	396		6,926	0.0	[12]

			2,339,415	2.1
MULTILINE RETAIL — 0.6%
J.C. Penney Corp., Inc., Term Loan, VAR, 6.000%, 05/22/18	449		438,551	0.4
Sears Holdings Corp., Term Loan, VAR, 5.500%, 06/30/18	260		261,427	0.2

			699,978	0.6
SPECIALTY RETAIL — 0.3%
Gymboree Corp. (The), Initial Term Loan A and R,
VAR, 5.000%, 02/23/18	346		322,826	0.3
VAR, 5.000%, 02/23/18	9		8,619	0.0	[12]

			331,445	0.3
Total Consumer Discretionary			5,635,025	5.0

CONSUMER STAPLES — 1.1%
FOOD & STAPLES RETAILING — 1.0%
Rite Aid Corp., 2nd Lien Term Loan, VAR, 5.750%, 08/21/20	45		46,055	0.1
Rite Aid Corp., Tranche 2 Term Loan, VAR, 4.875%, 06/21/21	425		430,665	0.4

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

CONSUMER STAPLES (continued)
SUPERVALU, Inc., Term Loan B, VAR, 5.000%, 03/21/19	$577	$582,343	0.5%

		1,059,063	1.0
FOOD PRODUCTS — 0.1%
Dole Food Co., Inc., Tranche B Term Loan,
VAR, 4.500%, 11/01/18^	24	24,509	0.1
VAR, 4.500%, 11/01/18	15	15,525	0.0	[12]
VAR, 4.500%, 11/01/18	15	15,524	0.0	[12]
VAR, 4.500%, 11/01/18	15	15,524	0.0	[12]
VAR, 4.500%, 11/01/18	15	15,524	0.0	[12]
VAR, 4.500%, 11/01/18	15	15,524	0.0	[12]
VAR, 4.500%, 11/01/18	15	15,524	0.0	[12]
VAR, 4.500%, 11/01/18	8	7,762	0.0	[12]

		125,416	0.1
Total Consumer Staples		1,184,479	1.1

ENERGY — 1.1%
ENERGY EQUIPMENT & SERVICES — 0.1%
Shelf Drilling Midco Ltd., Term Loan, VAR, 10.000%, 10/08/18	90	91,125	0.1

OIL, GAS & CONSUMABLE FUELS — 1.0%
Alon USA Partners, LP, MLP Term Loans, VAR, 9.250%, 11/28/18	39	39,527	0.0	[12]
Arch Coal, Inc., Term Loan, VAR, 6.250%, 05/16/18	189	186,142	0.2
Fieldwood Energy LLC, 2nd Lien Closing Date Loan, VAR, 8.375%, 09/30/20	325	331,500	0.3
Rice Energy, Term Loan, VAR, 8.500%, 10/25/18	62	63,117	0.1
Sabine Oil & Gas LLC, Term Loan, VAR, 8.750%, 12/31/18	250	252,187	0.2
Vantage Energy, LLC, 2nd Lien Term Loan, VAR, 12/27/18^	90	89,182	0.1
Wild Horse Resources, Term Loan, VAR, 7.500%, 12/13/18	137	137,143	0.1

		1,098,798	1.0
Total Energy		1,189,923	1.1

FINANCIALS — 0.1%
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Ascensus, Inc., 2nd Lien Term Loan, VAR, 9.500%, 11/15/20	$30	$30,450	0.0%[12]
ROC Finance LLC, Term Loan, VAR, 5.000%, 06/20/19	115	109,659	0.1

Total Financials		140,109	0.1

HEALTH CARE — 0.4%
HEALTH CARE PROVIDERS & SERVICES — 0.1%
inVentiv Health, Inc., Consolidated Term Loan, VAR, 7.500%, 08/04/16	153	151,231	0.1

PHARMACEUTICALS — 0.3%
Aptalis Pharma, Inc., Term B Loan,
VAR, 6.000%, 10/02/20	158	160,841	0.2
VAR, 6.000%, 10/02/20	146	148,468	0.1

		309,309	0.3
Total Health Care		460,540	0.4

INDUSTRIALS — 1.3%
AEROSPACE & DEFENSE — 0.1%
FGI Operating Co., LLC, Term B Loan, VAR, 5.500%, 04/19/19	126	126,547	0.1

COMMERCIAL SERVICES & SUPPLIES — 0.3%
Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan,
VAR, 5.497%, 06/30/17	82	82,516	0.1
VAR, 5.497%, 06/30/17	45	45,046	0.0	[12]
VAR, 5.497%, 06/30/17	19	18,980	0.0	[12]
WTG Holdings III Corp., 2nd Lien Term Loan, VAR, 12/15/21^	200	200,000	0.2

		346,542	0.3
ENERGY EQUIPMENT & SERVICES — 0.1%
Stallion Oilfield, Inc., Term Loan B, VAR, 8.000%, 06/19/18	100	102,069	0.1

MACHINERY — 0.5%
Edwards Ltd., Term Loan, VAR, 4.500%, 03/26/20	94	94,124	0.1
Hudson Products Holdings, Inc., Term Loan, VAR, 5.250%, 06/07/17	456	457,235	0.4

		551,359	0.5

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)	Value	Percent of Net Assets*

MARINE — 0.1%
Navios Maritime Partners, Term Loan, VAR, 5.250%, 06/27/18^	$129	$129,774	0.1%

ROAD & RAIL — 0.1%
Ozburn-Hessey Logistics, Term Loan, VAR, 6.750%, 05/22/19	49	49,169	0.1

TRADING COMPANIES & DISTRIBUTORS — 0.1%
SourceHOV LLC, 2nd Lien Term Loan, VAR, 8.750%, 04/30/19	100	101,125	0.1

Total Industrials		1,406,585	1.3

INFORMATION TECHNOLOGY — 1.5%
COMMUNICATIONS EQUIPMENT — 0.1%
Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 5.750%, 01/30/19	173	173,857	0.1

COMPUTERS & PERIPHERALS — 0.3%
Dell, Inc., Term B Loan, VAR, 4.500%, 04/29/20	328	328,587	0.3

INTERNET SOFTWARE & SERVICES — 0.2%
Go Daddy Group, Inc. (The), Term Loan B, VAR, 4.000%, 12/16/18	244	244,428	0.2

IT SERVICES — 0.3%
Ceridian Corp., 2013 New Replacement U.S. Term Loan, VAR, 4.415%, 05/09/17	43	42,986	0.1
First Data Corp., Term Loan, VAR, 4.164%, 09/24/18	264	263,844	0.2

		306,830	0.3
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
Freescale Semiconductor, Inc., Term Loan B, VAR, 5.000%, 03/01/20	134	135,255	0.1

SOFTWARE — 0.5%
BMC Software Finance, Inc., Initial U.S. Term Loan, VAR, 5.000%, 09/10/20	96	96,162	0.1
Infor U.S., Inc., Tranche B-2 Term Loan, VAR, 5.250%, 04/05/18	142	142,777	0.1
RP Crown Parent, LLC, New 1st Lean Term Loan, VAR, 6.000%, 12/21/18	276	277,250	0.3

		516,189	0.5
Total Information Technology		1,705,146	1.5

MATERIALS — 1.0%
CHEMICALS — 0.6%
AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17^	$85	$85,128	0.1%
Cristal Inorganic Chemicals (Millenium), 2nd Lien, VAR, 5.998%, 11/15/14	333	332,818	0.3
DuPont Performance, Term Loan, VAR, 4.750%, 02/01/20	183	184,420	0.2
OCI Beaumont LLC, Term B-2 Loan, VAR, 6.250%, 08/20/19	43	43,405	0.0	[12]
Tronox Ltd., Term Loan,
VAR, 4.500%, 03/19/20	30	30,705	0.0	[12]
VAR, 4.500%, 03/19/20	35	34,927	0.0	[12]

		711,403	0.6
CONSTRUCTION MATERIALS — 0.1%
Quikrete Holdings, Inc., 2nd Lien Initial Loan, VAR, 7.000%, 03/26/21	50	51,083	0.1

METALS & MINING — 0.1%
Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19^	89	83,274	0.1

PAPER & FOREST PRODUCTS — 0.2%
Continental Building Products, Inc., Closing Date Loan, VAR, 8.750%, 02/26/21	234	234,375	0.2

Total Materials		1,080,135	1.0

TELECOMMUNICATION SERVICES — 0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Altice Financing S.A., Term Loan,
VAR, 5.500%, 07/02/19	97	97,121	0.1
VAR, 5.500%, 07/02/19	25	25,227	0.0	[12]
VAR, 5.500%, 07/02/19	15	15,281	0.0	[12]
VAR, 5.500%, 07/02/19	13	13,121	0.0	[12]
Cincinnati Bell, Inc., Tranche B Term Loan,
VAR, 4.000%, 09/10/20	12	11,681	0.0	[12]
VAR, 4.000%, 09/10/20	12	11,681	0.0	[12]
VAR, 4.000%, 09/10/20	12	11,594	0.0	[12]
Integra Telecom Holdings, Inc., Term Loan,
VAR, 5.250%, 02/22/19	20	20,457	0.0	[12]
VAR, 5.250%, 02/22/19	20	20,663	0.1

		226,826	0.2

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Par (000)		Value	Percent of Net Assets*

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Cricket Communications, Inc., Term Loan C, VAR, 4.750%, 03/08/20	$228		$228,614	0.2%

Total Telecommunication Services			455,440	0.4

UTILITIES — 0.8%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.8%
Texas Competitive Electric, Extended Term Loan,
VAR, 4.668%, 10/10/17	85		58,534	0.1
VAR, 4.739%, 10/10/17	372		256,918	0.2
VAR, 4.739%, 10/10/17	223		154,275	0.1
Texas Competitive Electric, Non-Extended Term Loan,
VAR, 3.668%, 10/10/14	83		58,601	0.1
VAR, 3.739%, 10/10/14	374		264,120	0.2
VAR, 3.739%, 10/10/14	224		157,987	0.1

			950,435	0.8
Total Utilities			950,435	0.8

Total Loan Assignments
(Cost $14,793,034)			14,207,817	12.7

PREFERRED SECURITIES — 2.1%
FINANCIALS — 2.1%
COMMERCIAL BANKS — 0.8%
Societe Generale S.A., Private Placement, Jr Sub Nt, (France), VAR, 7.875%, 12/18/23[2,14]	200		201,000	0.2
Wachovia Capital Trust III, VAR, 5.570%, 02/03/14[10,14]	570		521,550	0.4
Wells Fargo & Co., Jr Sub Nt, Series K, VAR, 7.980%, 03/15/18[14]	175		195,125	0.2

			917,675	0.8
DIVERSIFIED FINANCIAL SERVICES — 1.0%
Bank of America Corp., Jr Sub Nt,
VAR, 8.125%, 05/15/18[14]	415		464,281	0.4
VAR, 8.000%, 01/30/18[14]	285		315,780	0.3
Citigroup, Inc., Jr Sub Nt, VAR, 5.950%, 01/30/23[14]	425		393,274	0.3

			1,173,335	1.0

INSURANCE — 0.3%
Catlin Insurance Co., Ltd., Private Placement, Jr Sub Nt, (Bermuda), VAR, 7.249%, 01/19/17[2,14]	$300		$311,250	0.3%

Total Financials			2,402,260	2.1

Total Preferred Securities
(Cost $2,262,237)			2,402,260	2.1

ASSET-BACKED SECURITIES — 1.3%
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.665%, 09/25/34[9]	43		6,816	0.0	[12]
Unipac IX LLC, 13.000%, 05/15/16[9]	1,500		1,488,450	1.3

Total Asset-Backed Securities
(Cost $1,522,280)			1,495,266	1.3

Total Fixed Income Investments
(Cost $144,618,884)			146,780,449	130.8

PREFERRED STOCKS — 2.6%
CONSUMER DISCRETIONARY — 0.2%
MEDIA — 0.2%
Spanish Broadcasting System, Inc., Pfd[1,9]	481		3,128	0.0	[12]
Spanish Broadcasting System, Inc., Pfd, Series B, PIK, 10.750%, 02/10/14[1,15] ($1,000 par value)	—	[11]	193,700	0.2

Total Consumer Discretionary			196,828	0.2

FINANCIALS — 1.8%
COMMERCIAL BANKS — 0.4%
CoBank ACB, Pfd, Series D, 11.000%, 10/01/14[1,15] ($50 par value)	10		529,688	0.4

CONSUMER FINANCE — 0.7%
Ally Financial, Inc., Pfd, Private Placement, 7.000%, 02/03/14[2,15]	1		769,035	0.7

DIVERSIFIED FINANCIAL SERVICES — 0.1%
GMAC Capital Trust I, Pfd, Series 2, VAR, 8.125%, 02/15/40[1] ($25 par value)	4		96,264	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (continued)

As of December 31, 2013

Description	Shares/Par (000)		Value	Percent of Net Assets*

INSURANCE — 0.6%
Hartford Financial Services Group, Inc., Pfd, VAR, 7.875%, 04/15/42[1] ($25 par value)	$4		$120,372	0.1%
XLIT Ltd., Pfd, (Cayman Islands), Series D, VAR, 3.364%, 10/29/49[1] ($1,000 par value)	1		523,266	0.5

			643,638	0.6
Total Financials			2,038,625	1.8

HEALTH CARE — 0.4%
HEALTH CARE PROVIDERS & SERVICES — 0.4%
Carriage Services Capital Trust, Pfd, 7.000%, 06/01/29[1] ($50 par value)	8		400,000	0.4

INDUSTRIALS — 0.0%
MACHINERY — 0.0%
Glasstech, Inc., Pfd, Series C1,9	—	[11]	—	0.0

INFORMATION TECHNOLOGY — 0.0%
COMPUTERS & PERIPHERALS — 0.0%
Stratus Technologies Bermuda Holdings, Ltd., Pfd, (Bermuda)[1,9]	2		—	0.0

MATERIALS — 0.2%
CONTAINERS & PACKAGING — 0.0%
Constar International, Inc., Pfd[1,9]	—	[11]	—	0.0

METALS & MINING — 0.2%
ArcelorMittal, Pfd, (Luxembourg), 6.000%, 01/15/16[1] ($50 par value)	9		233,350	0.2

Total Materials			233,350	0.2

Total Preferred Stocks
(Cost $2,599,006)			2,868,803	2.6

COMMON STOCKS — 1.2%
CONSUMER DISCRETIONARY — 0.2%
AUTOMOBILES — 0.1%
General Motors Co.[1]	2		87,012	0.1

MEDIA — 0.0%[12]
New Cotai LLC/New Cotai Capital Corp., Class B, ADR[1,9]	—	[11]	24,558	0.0	[12]

SPECIALTY RETAIL — 0.1%
Neebo, Inc.[1,9]	12		80,005	0.1

Total Consumer Discretionary			191,575	0.2

FINANCIALS — 0.1%
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Adelphia Recovery Trust[1,9]	$157		$1	0.0%[12]
Adelphia Recovery Trust, Contingent Value[9]	1,297		3,502	0.0	[12]
Capmark Financial Group, Inc.	22		89,600	0.1

Total Financials			93,103	0.1

INDUSTRIALS — 0.0%[12]
BUILDING PRODUCTS — 0.0%
Jupiter Holding I Corp.[1,9]	1		—	0.0

MACHINERY — 0.0%
Glasstech, Inc.[1,9]	—	[11]	—	0.0

MARINE — 0.0%[12]
General Maritime Corp.[1,9]	—	[11]	3,389	0.0	[12]

Total Industrials			3,389	0.0	[12]

INFORMATION TECHNOLOGY — 0.0%
COMPUTERS & PERIPHERALS — 0.0%
Stratus Technologies Bermuda Holdings, Ltd., (Bermuda)[1,9]	8		—	0.0

MATERIALS — 0.7%
CONSTRUCTION MATERIALS — 0.2%
U.S. Concrete, Inc.[1]	10		226,775	0.2

CONTAINERS & PACKAGING — 0.0%
Constar International, Inc., ADR[1,9]	4		—	0.0

PAPER & FOREST PRODUCTS — 0.5%
New Holdco[1,9]	6		523,140	0.5

Total Materials			749,915	0.7

UTILITIES — 0.2%
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Dynegy, Inc.[1]	13		279,760	0.2

Total Common Stocks
(Cost $2,420,726)			1,317,742	1.2

WARRANTS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
AUTOMOBILES — 0.1%
General Motors Co., expiring 07/10/16[1]	6		173,592	0.1

PACHOLDER HIGH YIELD FUND, INC.

Schedule of Portfolio Investments (concluded)

As of December 31, 2013

Description	Shares (000)		Value	Percent of Net Assets*

SPECIALTY RETAIL — 0.0%
Neebo, Inc., expiring 06/20/19[1,9]	$5		$—	0.0%

Total Consumer Discretionary			173,592	0.1

INDUSTRIALS — 0.0%
MARINE — 0.0%
General Maritime Corp., expiring 05/17/17[1,9]	—	[11]	—	0.0

Total Warrants
(Cost $118,430)			173,592	0.1

Total Equity Investments
(Cost $5,138,162)			4,360,137	3.9

SHORT-TERM INVESTMENT — 2.3%
INVESTMENT COMPANY — 2.3%
JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.010%[5,13] (Cost $2,586,737)	2,587		2,586,737	2.3

TOTAL INVESTMENTS
(Cost $152,343,783)			153,727,323	137.0

Preferred Stock and Liabilities in Excess of Other Assets			(41,528,432)	(37.0)

Net Assets Applicable to Common Stockholders			$112,198,891	100.0%

ADR	American Depositary Receipt
Co	Company
Guar	Guaranteed
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in-kind
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2013.
*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $53,783,615 and 47.9% of net assets applicable to common stockholders.

[4]	Defaulted security.
[5]	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
[9]	Security deemed to be illiquid. These securities amounted to $2,783,553 and 2.5% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than one thousand (par or shares).
[12]	Amount rounds to less than 0.1%.
[13]	The rate shown is the current yield as of December 31, 2013.
[14]

Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2013.

[15]

The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of December 31, 2013.

[16]	Security is distressed as of December 31, 2013. The rate at which income is accrued on the security is lower than the stated PIK coupon rate.
^	All or a portion of the security is unsettled as of December 31, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Assets and Liabilities

As of December 31, 2013

ASSETS:
Investments in non-affiliates, at value	$151,140,586
Investments in affiliates, at value	2,586,737

Total investment securities, at value	153,727,323
Cash	157,038
Receivables:
Investment securities sold	39,985
Interest and dividends from non-affiliates	2,342,631
Dividends from affiliates	38
Tax reclaims	2,030

Total Assets	156,269,045

LIABILITIES:
Payables:
Dividends on preferred stock	1,137
Investment securities purchased	725,448
Accrued liabilities:
Investment advisory fees	164,299
Administration fees	10,399
Custodian and accounting fees	16,085
Directors’ and Chief Compliance Officer’s fees	234
Audit fees	72,409
Other	80,143

Total Liabilities	1,070,154

Less: Outstanding Preferred Stock (1,720 shares at $25,000 per share) at liquidation value	$43,000,000

Net Assets applicable to common shareholders	$112,198,891

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Common Stock, $0.01 par value; 49,996,320 shares authorized, 12,995,297 shares issued and outstanding	$129,953
Capital in excess of par	130,953,712
Accumulated undistributed (distributions in excess of) net investment income	(191,626)
Accumulated net realized gains (losses)	(20,076,688)
Net unrealized appreciation (depreciation)	1,383,540

Total Net Assets applicable to common shareholders	$112,198,891

Shares Outstanding	12,995,297
Net Asset Value per Common Share ($112,198,891/12,995,297)	$8.63
Cost of investments in non-affiliates	$149,757,046
Cost of investments in affiliates	2,586,737

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2013

INVESTMENT INCOME:
Interest income from non-affiliates	$11,071,424
Dividend income from non-affiliates	173,021
Dividend income from affiliates	831

Total investment income	11,245,276
EXPENSES:
Investment advisory fees (Note 5)	1,875,743
Administration fees (Note 5)	155,400
Custodian and accounting fees (Note 5)	54,951
Audit fees	108,606
Legal fees	76,918
Directors’ and Chief Compliance Officer’s fees	1,053
Printing and mailing costs	122,156
Transfer agent fees	21,973
Stock exchange listing fees	19,491
Other	34,238

Operating expenses	2,470,529

Commissions on auction rate preferred stock	29,675

Total expenses	2,500,204

Less amounts waived (Note 5)	(4,175)

Net expenses	2,496,029

Net investment income (loss)	8,749,247
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	(1,268,079)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,147,253
Unfunded commitments	(400)

Change in net unrealized appreciation/depreciation	3,146,853

Net realized/unrealized gains (losses)	1,878,774

Change in net assets resulting from operations	10,628,021
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(46,535)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$10,581,486

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statements of Changes in Net Assets

For the Periods Indicated

	Year Ended 12/31/2013	Year Ended 12/31/2012
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income (loss)	$8,749,247	$10,245,385
Net realized gain (loss)	(1,268,079)	2,342,379
Change in net unrealized appreciation/depreciation	3,146,853	7,618,936
Distributions to preferred stockholders from net investment income	(46,535)	(58,708)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	10,581,486	20,147,992

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(9,220,968)	(10,900,157)
Return of Capital	(587,833)	—

Total distributions to common shareholders	(9,808,801)	(10,900,157)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 9,347 and 17,080 shares issued in reinvestment of dividends to common stockholders in 2013 and 2012, respectively	81,766	150,025

Total increase in net assets derived from fund share transactions	81,766	150,025

Total net increase in net assets applicable to common stockholders	854,451	9,397,860
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	111,344,440	101,946,580

End of period	$112,198,891	$111,344,440

Accumulated undistributed (distributions in excess of) net investment income	$(191,626)	$403,031

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Year Ended December 31
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.57		$7.86		$8.65		$7.79		$4.14

Net investment income (loss)	0.67		0.79		0.84		0.90		0.76
Net realized and unrealized gain/(loss) on investments	0.15		0.76		(0.74)		0.89		3.56
Distributions to preferred stockholders from net investment income	—	(14)	—	(14)	—	(14)	(0.01)		(0.01)

Net increase/(decrease) in net asset value resulting from operations	0.82		1.55		0.10		1.78		4.31

Distributions to Common Stockholders from:
Net investment income	(0.71)		(0.84)		(0.89)		(0.92)		(0.66)
Return of Capital	(0.05)		—		—		—		—

Total distributions to common stockholders	(0.76)		(0.84)		(0.89)		(0.92)		(0.66)

Net asset value, end of period	$8.63		$8.57		$7.86		$8.65		$7.79

Market value per share, end of period	$7.86		$8.87		$8.95		$8.45		$7.38

TOTAL INVESTMENT RETURN:(1)
Based on market value per common share(2)	(3.19%)		9.02%		17.09%		27.90%		126.57%
Based on net asset value per common share(3)(4)	10.06%		19.93%		0.42%		24.03%		112.51%
RATIOS TO AVERAGE NET ASSETS:(5)(6)
Net Expenses (including expenses related to leverage)(7)(8)	1.61	%(12)	1.24	%(12)	1.56	%(12)	1.74	%(12)	1.73	%(12)
Applicable to common stockholders only(7)(9)	2.22	%(13)	1.74	%(13)	2.17	%(13)	2.43	%(13)	2.70	%(13)
Net Expenses (prior to expenses related to leverage)(7)(8)	1.59	%(12)	1.22	%(12)	1.54	%(12)	1.67	%(12)	1.64	%(12)
Applicable to common stockholders only(7)(9)	2.20	%(13)	1.71	%(13)	2.14	%(13)	2.34	%(13)	2.56	%(13)
Net investment income(9)	7.79%		9.47%		9.90%		10.81%		12.80%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock	$112,198,891		$111,344,440		$101,946,580		$112,123,086		$100,899,931
Portfolio turnover rate(10)	46%		61%		50%		58%		63%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	1,720		1,720		1,720		1,720		1,720
Asset coverage per share of preferred stock outstanding at end of period(11)	$90,232		$89,735		$84,271		$90,188		$83,663
Involuntary liquidation preference and average market value per share of preferred stock	$25,000		$25,000		$25,000		$25,000		$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

[3]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

[4]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

[5]	Ratios do not include the effect of dividends to preferred stock.
[6]	See Note 6 in the Notes to Financial Statements.
[7]	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01%, unless otherwise noted.
[8]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[9]	Ratios calculated relative to the average net assets of common stockholders only.
[10]

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

[11]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[12]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2013, 2012, 2011, 2010 and 2009. Without these waivers/reimbursements, the ratios would have been higher by less than 0.01%, less than 0.01%, less than 0.01%, 0.03% and 0.17%, respectively.

[13]

The Advisor and Administrator voluntarily agreed to waive/reimburse fees during the years ended December 31, 2013, 2012, 2011, 2010 and 2009. Without these waivers/reimbursements, the ratios would have been higher by less than 0.01%, less than 0.01%, less than 0.01%, 0.04% and 0.27%, respectively.

[14]	Amount rounds to less than $0.01.

See Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to seek a high level of total return through current income and capital appreciation by investing primarily in high yield, fixed income securities of domestic companies. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in high yield fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A.	SECURITY VALUATIONS — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Directors (the “Board”) or third party broker-dealers. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. Securities listed on the NASDAQ Stock Market LLC are generally valued at the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at each investment company’s net asset value per share as of the report date.

Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board. If valuations are not available from such pricing services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations are deemed to not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board. The Board has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Fund’s securities. JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), and J.P. Morgan Asset Management’s Legal, Compliance and Risk Management groups and the Fund’s Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board’s Audit and Valuation Committee, in accordance with the Fund’s valuation policies.

The VC or Board, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review, consideration of macro or security specific events, back testing, and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at December 31, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$87,012	$—	$104,563		$191,575
Financials	89,600	—	3,503		93,103
Industrials	—	—	3,389		3,389
Information Technology	—	—	—	(a)	—	(a)
Materials	226,775	—	523,140		749,915
Utilities	279,760	—	—		279,760

Total Common Stocks	683,147	—	634,595		1,317,742

Preferred Stocks
Consumer Discretionary	—	193,700	3,128		196,828
Financials	216,636	1,821,989	—		2,038,625
Health Care	400,000	—	—		400,000
Industrials	—	—	—	(a)	—	(a)
Information Technology	—	—	—	(a)	—	(a)
Materials	233,350	—	—	(a)	233,350

Total Preferred Stocks	849,986	2,015,689	3,128		2,868,803

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$—	$1,495,266		$1,495,266
Convertible Bonds
Consumer Discretionary	—	—	—	(a)	—	(a)

Total Convertible Bonds	—	—	—	(a)	—	(a)

Corporate Bonds
Consumer Discretionary	—	22,728,940	88,937		22,817,877
Consumer Staples	—	6,763,063	—		6,763,063
Energy	—	19,850,206	—		19,850,206
Financials	—	10,375,198	—		10,375,198
Health Care	—	9,830,905	84,147		9,915,052
Industrials	—	13,595,985	1,986,949		15,582,934
Information Technology	—	7,229,614	—		7,229,614
Materials	—	15,852,014	440,829		16,292,843
Telecommunication Services	—	16,518,649	—		16,518,649
Utilities	—	3,328,045	1,625		3,329,670

Total Corporate Bonds	—	126,072,619	2,602,487		128,675,106

Preferred Securities
Financials	—	2,402,260	—		2,402,260
Loan Assignments
Consumer Discretionary	—	5,628,099	6,926		5,635,025
Consumer Staples	—	1,184,479	—		1,184,479
Energy	—	1,189,923	—		1,189,923
Financials	—	140,109	—		140,109
Health Care	—	460,540	—		460,540
Industrials	—	1,406,585	—		1,406,585
Information Technology	—	1,705,146	—		1,705,146
Materials	—	1,080,135	—		1,080,135
Telecommunication Services	—	455,440	—		455,440
Utilities	—	950,435	—		950,435

Total Loan Assignments	—	14,200,891	6,926		14,207,817

Warrants
Consumer Discretionary	173,592	—	—	(a)	173,592
Industrials	—	—	—	(a)	—	(a)

Total Warrants	173,592	—	—	(a)	173,592

Short-Term Investment
Investment Company	2,586,737	—	—		2,586,737

Total Investments in Securities	$4,293,462	$144,691,459	$4,742,402		$153,727,323

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended December 31, 2013.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of 12/31/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/13
Investments in Securities
Asset-Backed Securities	$1,448,757		$—	$153,208	$6,285	$—	$(112,984)	$—	$—	$1,495,266
Common Stocks — Consumer Discretionary	56,310		33,710	28,778	—	30,875	(45,110)	—	—	104,563
Common Stocks — Consumer Staples	—	(a)	(701,131)	701,131	—	—	—	—	—	—
Common Stocks — Financials	5,838		—	(2,335)	—	—	—	—	—	3,503
Common Stocks — Industrials	173,562		22,276	76,613	—	—	(269,062)	—	—	3,389
Common Stocks — Information Technology	—	(a)	—	—	—	—	—	—	—	—	(a)
Common Stocks — Materials	523,140		—	12,797	—	—	(12,797)	—	—	523,140
Convertible Bond — Consumer Discretionary	76,923		(37,337)	(40,268)	—	682	—	—	—	—	(a)
Corporate Bonds — Consumer Discretionary	745,398		(215,100)	183,341	4,976	12,746	(642,424)	—	—	88,937
Corporate Bonds — Consumer Staples	—	(a)	(514,606)	495,417	—	533,795	(514,606)	—	—	—	(a)
Corporate Bonds — Financials	141,306		—	—	—	—	—	—	(141,306)	—
Corporate Bonds — Health Care	71,479		—	12,844	(176)	—	—	—	—	84,147
Corporate Bonds — Industrials	2,642,434		47,510	(3,310)	(5,820)	223,334	(945,299)	28,100	—	1,986,949
Corporate Bonds — Materials	519,184		—	(140,423)	1,752	60,316	—	—	—	440,829
Corporate Bonds — Utilities	29,750		(17,736)	1,875	—	—	(12,264)	—	—	1,625
Loan Assignment — Consumer Discretionary	97,631		—	(90,705)	—	—	—	—	—	6,926
Preferred Stocks — Consumer Discretionary	107,734		—	1,444	—	—	—	—	(106,050)	3,128
Preferred Stocks — Consumer Staples	—	(a)	(1,659,345)	1,659,345	—	—	—	—	—	—
Preferred Stocks — Industrials	—	(a)	—	—	—	—	—	—	—	—	(a)
Preferred Stocks — Information Technology	—	(a)	—	—	—	—	—	—	—	—	(a)
Preferred Stocks — Materials	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — Consumer Discretionary	—	(a)	—	—	—	—	—	—	—	—	(a)
Warrants — Industrials	—	(a)	—	—	—	—	—	—	—	—	(a)

Total	$6,639,446		$(3,041,759)	$3,049,752	$7,017	$861,748	$(2,554,546)	$28,100	$(247,356)	$4,742,402

(a)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2013, which were valued using significant unobservable inputs (Level 3) amounted to $(125,121). This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #
	Fair Value at 12/31/13	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$523,140	Market Comparable Companies	EBITDA Multiple (a)	5.00x - 5.50x (5.00x)
			Discount for lack of marketability (b)	0.00% - 30% (10.00%)
	0	Discounted Cash Flow	Probability of Insolvency	100% (N/A)
	3,390	Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
			Discount for potential outcome	100% (N/A)

Common Stock	526,530

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

	Fair Value at 12/31/13		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	0		Discounted Cash Flow	Discount for lack of marketability (b)	25% (N/A)
				Probability of Insolvency	100% (N/A)
				EBITDA Multiple (a)	5.50x (N/A)
	0	(c)	Market Comparable Companies	EBITDA Multiple (a)	4.89x (N/A)
				Discount for lack of marketability (b)	30% (N/A)

Preferred Stock	0
	275,720		Market Comparable Companies	EBITDA Multiple (a)	5.50x -6.80x (6.10x)
				Discount for lack of marketability (b)	25% (N/A)
				Probability of Default	97% (N/A)
	6,816		Discounted Cash Flow	Constant Prepayment Rate	2.00% (N/A)
				Constant Default Rate	7.00% (N/A)
				Yield (Discount Rate of Cash Flows)	4.31% (N/A)

Corporate Bond	282,536
	1,488,450		Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.50% - 5.00% (N/A) 2.00% -2.50% (N/A)

Asset-Backed Securities	1,488,450
Warrants	0		Intrinsic Value	Issue Price vs. Stock Price	(N/A	)
Total	$2,297,516
#

The table above does not include level 3 securities that are valued by brokers and pricing services. At December 31, 2013, the value of these securities was $2,444,886. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.

(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield, and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or constant prepayment rate may decrease or increase the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such Level 3 instruments.

B.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2013, no liability for income tax is required in the Fund’s financials statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

The Fund reserves the right to retain investment company taxable income and/or net capital gains. As such, excise taxes may be recognized and paid on undistributed income and capital gain amounts.

The Fund did not retain any investment company taxable income and/or net capital gains.

The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Capital in excess of par	Undistributed net investment income (loss)	Accumulated net realized gains (losses)
$(6,893,870)	$(76,401)	$6,970,271

The reclassification for the Fund relates primarily to expiration of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2013 and 2012 was as follows:

	2013	2012
Common Stockholder
Ordinary Income	$9,220,968	$10,900,157
Preferred Stockholder
Ordinary Income	$46,535	$58,708
Common Stockholder
Return of Capital	$587,833	$—

C.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

D.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are generally declared and paid monthly from net investment income and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

E.

LOAN ASSIGNMENTS — The Fund may invest in loan assignments of all or a portion of the loans. When the Fund purchases a loan assignment, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower (“Intermediate Participants”) and any other persons interpositioned between the Fund and the Borrower. Although certain loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid.

F.	UNFUNDED COMMITMENTS — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments that settle on future dates as part of its normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Commitments are generally traded and priced as part of a related loan assignment (Note 1.E.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statement of Assets and Liabilities. The Fund segregates sufficient liquid assets for unfunded and funded commitments that will settle on future dates. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At December 31, 2013, the Fund did not have any outstanding unfunded loan commitments.

2.	COMMON STOCK — At December 31, 2013, there were 49,996,320 shares of common stock with a $0.01 par value authorized and 12,995,297 outstanding. During the year ended December 31, 2013 and the year ended December 31, 2012, the Fund issued 9,347 and 17,080 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors. The ARPS have a liquidation value of $25,000 per share, plus accumulated and unpaid dividends. At December 31, 2013, accrued ARPS dividends were $1,137.

The Fund is subject to certain limitations and restrictions associated with outstanding shares of ARPS, including maintaining an asset coverage ratio of 200% for such shares. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common stockholders or repurchasing common shares and/or could trigger the mandatory redemption of ARPS at their liquidation value.

The weekly auction for the ARPS issued by the Fund has failed since February 13, 2008, due to insufficient demand (bids to buy shares) to meet supply (shares offered for sale) at the auction. Holders of ARPS who wish to sell in an auction will not be able to do so until there is a successful auction with sufficient demand for the shares. Failed auctions are not considered a default by the Fund and do not alter the credit quality of the ARPS. However, failed auctions may increase the cost of the Fund’s leverage and decrease the income available for common stockholders. ARPS holders have continued to receive dividends at the “maximum rate” set on the date of the failed auction, and the redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. Based on the rating assigned to the Fund’s ARPS, the maximum rate may range from 150%-275% of the “AA” Financial Composite Commercial Paper Rate as of a given auction date. The maximum rate incurred during the year ended December 31, 2013, ranged from 0.03% to 0.195%. The maximum rate as of the February 5, 2014 auction was 0.06%, which is 150% of the “AA” Financial Composite Commercial Paper Rate on that date.

4.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2013, aggregated $70,026,097 and $71,416,027, respectively. During the year ended December 31, 2013, there were no purchases or sales of U.S. Government securities.

5.

TRANSACTIONS WITH INVESTMENT ADVISER, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — JPMIM, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), serves as investment adviser to the Fund under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, JPMIM is entitled to receive an annual investment advisory fee, computed and paid monthly after the end of each calendar

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

month, at a rate that increases or decreases from a “fulcrum fee” of 0.90% of the Fund’s average net assets over a rolling 12-month period. The increase or decrease is calculated by comparing the total return investment performance of the Fund (net of all fees and expenses, including the advisory fee) for the prior 12-month period (the “Fund Return”) to the percentage change in the Credit Suisse High Yield Index, Developed Countries Only (the “Index”) for the same period. The fee rate is 0.90% of the Fund’s average net assets if the performance of the Fund Return equals the Index Return. The fee rate increases or decreases from the 0.90% “fulcrum fee” by 10% of the difference between the Fund Return and the Index Return, up to the maximum fee rate of 1.40% or down to the minimum fee rate of 0.40%. The fee rate is calculated monthly based on the performance of the Fund compared to the Index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities other than the principal amount of any outstanding senior securities representing indebtedness and the liquidation preference of the ARPS) during the entire 12-month period. The compensation due to the Adviser after the end of each month shall be equal to 1/12th of the amount of the advisory fee calculated as stated above.

Advisory fees for the year ended December 31, 2013 amounted to $1,875,743 which calculated to an effective rate of 1.21%. The advisory fee rate calculated for the one month ended December 31, 2013 was a rate of 1.15%.

The Fund has an administrative services agreement with JPMFM (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At December 31, 2013, accrued administrative fees were $10,399.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Fund has a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

The Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser and Administrator waive fees in an amount sufficient to offset the advisory, administration and shareholder servicing fees each charged to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended December 31, 2013 was $4,175.

Certain officers of the Fund are affiliated with the Adviser and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Directors appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Directors’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Fund adopted a Directors’ Deferred Compensation Plan (the “Plan”) which allows the Independent Directors to defer the receipt of all or a portion of compensation related to performance of their duties as Directors. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (continued)

6.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities held at December 31, 2013 were as follows:

December 31, 2013
Gross unrealized appreciation on investments	$7,496,241
Gross unrealized depreciation on investments	(6,143,822)

Net unrealized appreciation (depreciation) on investments	$1,352,419

Cost of investments for Federal Tax purposes	$152,374,904

The difference between the book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to distressed securities.

At December 31, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$ —	$(20,234,977)	$ 1,352,419

The cumulative timing differences primarily consist of distressed securities.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the Fund had post-enactment net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$ —	$1,896,915

As of December 31, 2013, the Fund had pre-enactment net capital loss carryforwards expiring during the year indicated, which are available to offset future realized gains:

2015	2016	2017	2018	Total
$416,016	$1,876,547	$14,493,773	$1,551,726	$18,338,062

During the year ended December 31, 2013 the Fund had $6,916,560 of expired capital loss carryforwards.

7.	RESTRICTED AND ILLIQUID SECURITIES — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund. As of December 31, 2013, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act. At December 31, 2013, the Fund held illiquid securities representing 2.5% of net assets applicable to common stockholders.

8.	OTHER — The Fund may use related party broker-dealers. For the year ended December 31, 2013, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

9.	RISKS, CONCENTRATIONS AND INDEMNIFICATIONS — Under normal circumstances, the Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (concluded)

The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

Citigroup and Morgan Stanley are beneficial owners of a significant portion of the Fund’s outstanding ARPS and based on such ownership, could each be deemed to be an affiliate of the Fund. Both Citigroup and Morgan Stanley have informed the Fund that they intend to comply with a No Action Letter that enables them not to be deemed affiliates of the Fund. These parties could have an impact on matters that affect the Fund’s shareholders due to the voting rights associated with the ARPS, as detailed in the “Preferred Stock” note, included in this report.

As of December 31, 2013, the Fund is a party to loan assignments that were transacted with either Citigroup or Morgan Stanley in the normal course of business.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with asset-backed and mortgage-related securities such as collateralized mortgage obligations backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

PACHOLDER HIGH YIELD FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of

Pacholder High Yield Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. (hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 26, 2014

PACHOLDER HIGH YIELD FUND, INC.

Tax Letter (Unaudited)

Certain tax information for the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2013. The information and distributions reported is this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be received under separate cover.

Dividends Received Deductions (DRD)

1.80% or the maximum allowable percentage as ordinary income distributions were eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended December 31, 2013.

Qualified Dividend Income (QDI)

For the fiscal year ended December 31, 2013 $199,954 or the maximum allowable amount of ordinary income distributions was treated as qualified dividends.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors

John F. Finn (1947); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1998.	Elected at 2009 Shareholder Meeting	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	170	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts.

Dr. Matthew Goldstein (1941); Chairman since 2013; Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Professor, City University of New York (effective 7/1/13); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	170	Trustee, Museum of Jewish Heritage (2011-present)

Robert J. Higgins (1945); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2002.	Elected at 2009 Shareholder Meeting	Retired; Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	170	None.

Peter C. Marshall (1942); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1985.	Elected at 2009 Shareholder Meeting	Self-employed business consultant (2002-Present).	170	None.

Mary E. Martinez (1960); Director of Fund since 2013	Appointed in 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	170	None.

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (continued)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

Marilyn McCoy* (1948); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1999.	Elected at 2009 Shareholder Meeting	Vice President of Administration and Planning, Northwestern University (1985-present).	170	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Director of Fund since 2013	Appointed in 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	170	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2003.	Elected at 2009 Shareholder Meeting	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	170	Director, Radio Shack Corp. (1987-2008); Director, National Organization of Investment Professionals; Trustee of the Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1997.	Elected at 2009 Shareholder Meeting	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	170	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing.

Marian U. Pardo** (1946); Director of Fund since 2013	Appointed in 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	170	Member, Board of Governors, Columbus Citizens Foundation (not-for profit supporting philanthropic and cultural programs) (2006-Present)

PACHOLDER HIGH YIELD FUND, INC.

Directors (Unaudited) (concluded)

Name (Year of Birth); Positions With the Fund(1)	Length of Time Served	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Directorships Held Outside Fund Complex During Past 5 Years

Independent Directors (continued)

Frederick W. Ruebeck (1939); Director of Fund since 2009; Director of heritage One Group Mutual Funds since 1994.	Elected at 2009 Shareholder Meeting	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	170	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Director of Fund since 2009; Director of heritage J.P. Morgan Funds since 2001.	Elected at 2009 Shareholder Meeting	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	170	None.

Interested Directors

Frankie D. Hughes*** (1952), Director of Fund since 2009; Trust of J.P. Morgan Funds since 2008.	Elected at 2009 Shareholder Meeting	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	170	Trustee, The Victory Portfolios (2000-2008) (investment companies).

(1)

Each Director serves for an indefinite term, subject to the Fund’s current retirement policy, which is age 75 for all Directors, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors serves currently includes eleven registered investment companies (170 funds), including JPMorgan Mutual Fund Group which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment adviser, is a wholly-owned subsidiary of JPMorgan Chase & Co. Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
**	In connection with prior employment waived with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.
***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

PACHOLDER HIGH YIELD FUND, INC.

Officers (Unaudited)

Name (Year of Birth), Positions Held with the Fund (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Service) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (Position held since 2010)	Assistant Treasurer of the Fund from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (Position held since 2009)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (Position held since 2008)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

The	contact address for each of the officers is 270 Park Avenue, New York, NY 10017.
*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement

The Board of Directors has established various standing committees, composed of Directors with diverse backgrounds, to which the Board of Directors has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Directors and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering advisory contract annual renewals. The Board of Directors held meetings in person in June and August 2013, at which the Directors considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and other J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Directors continued their review and consideration. The Directors, including a majority of the Directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 22, 2013.

As part of their review of the investment advisory arrangements for the J.P. Morgan Funds, the Directors considered and reviewed performance and other information about the Fund received from the Adviser. This information included the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Directors have engaged an independent consultant to report on performance of certain J.P. Morgan Funds at each of the Directors’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Directors requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Directors’ independent consultant also provided additional analysis of the performance of the Fund in connection with the Directors’ review of the investment advisory arrangements. Before voting on the proposed Advisory Agreement, the Directors reviewed the proposed agreement with representatives of the Adviser, counsel to the Fund and independent legal counsel and received a memorandum from independent legal counsel discussing the legal standards for their consideration of the proposed agreement. The Directors also discussed the proposed agreement in executive session with counsel to the Fund and independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Directors in determining whether to approve the Advisory Agreement.

The Directors considered information provided with respect to the Fund over the course of the year. Each Director attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Directors consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Directors determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Directors took into account information furnished throughout the year at Board meetings, as well as the materials furnished specifically in connection with this annual review process. The Directors considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Directors reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Directors also reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Directors also considered the quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Adviser.

The Directors also considered its knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as Directors/Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement (continued)

organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Directors concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Directors received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Directors reviewed and discussed this data. The Directors recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Directors also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Directors concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Directors reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Directors also considered that JPMFM, an affiliate of the Adviser, earns fees from the Fund for providing administrative services. These fees were shown separately in the profitability analysis presented to the Directors. The Directors also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Directors also considered possible economies of scale. The Directors noted that the proposed investment advisory fee schedule does not contain breakpoints. Further, the Directors noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of a fund’s investment portfolio. The Directors found that, based upon the size of the Fund, breakpoints were not warranted for the Fund. The Directors also considered management’s investment in the business and that certain fees are negotiated on a complex-wide basis, permitting the Fund to share in the scale of the organization.

In light of the foregoing and under the circumstances, the Board concluded that there was an acceptable sharing of any economies of scale at the present time.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Directors noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Directors in determining the reasonableness of the proposed management fees. The Directors considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Directors received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser for investment management styles substantially similar to that of the Fund. The Directors also considered the complexity of investment management for the Fund relative to the Adviser’s other clients and the differences in the nature and extent of the services provided to the different clients. The Directors concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Directors received and considered absolute and/or relative performance for the Fund in a report prepared by Lipper. The Directors considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Directors reviewed a description of Lipper’s methodology for selecting closed end funds in the Fund’s Universe Group. As part of this review, the Directors also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Director’s independent consultant

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreement (concluded)

and also considered the special analysis prepared by the Directors’ independent consultant. The Lipper performance data noted by the Directors as part of their review and the determinations made by the Directors with respect to the Fund are summarized below:

The Directors noted that the Fund’s performance was in the third, third and first quintiles for the one-, three-, and five-year periods ended December 31, 2012, respectively, and that the Directors’ independent consultant indicated that the overall performance was satisfactory. The Directors discussed the performance and investment strategy of the Fund with the Adviser and, based upon this discussion and various other factors, concluded that the performance was reasonable.

Advisory Fees and Total Expenses

The Directors considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Directors recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Directors also reviewed information about other expenses and the expense ratios for the Fund. The Directors considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Directors’ determinations as a result of the review of the Fund’s advisory fees and expense ratios are summarized below:

The Directors noted that the Fund’s net advisory fee and actual total expenses were in the fourth quintile of the Universe Group. The Board also found that the Performance Fee was effective to align the Adviser’s interests with the interests of Fund shareholders, and to provide a level of compensation tied to investment performance. After considering the factors identified above, in light of this information, the Directors concluded that the advisory fee was reasonable.

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.pacholder.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Statement of Additional Information

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s offerings and the information contained therein may have become outdated.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, on the Fund’s website at www.pacholder.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers Common Stockholders (“Shareholders”) a convenient way to invest their income dividends and capital gain distributions in additional shares of the Fund’s common stock.

Shareholders who participate in the Plan will have all income dividends and capital gain distributions automatically reinvested by Computershare Investor Services LLC (the “Plan Agent”) pursuant to the Plan. When a dividend is declared, Shareholders who do not participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the Shareholder of record (or if the shares are held in street name or nominee name, then to the nominee) by the Plan Agent, which serves as agent for the Shareholders in administering the Plan. Shareholders who participate in the Plan will receive the equivalent in shares of the Fund valued at the lower of market price or net asset valued as described below. (i) If the shares are trading at net asset value or at a premium above net asset value on the payment date, the Fund will issue new shares at the greater of net asset value or 95% of the current market price. (ii) If the shares are trading at a discount from net asset value on payment date, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund’s shares in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts. If before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average purchase price per share paid by the Plan Agent may exceed the exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. If the purchases have not been made prior to 30 days after the payment date, the Plan Agent may receive the uninvested portion in newly issued shares.

The Plan Agent’s fees for handling the reinvestment of Dividends will be paid by the Fund. There will be no brokerage charge to Shareholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each Shareholder who participates in the Plan, however will pay pro rate share of brokerage commissions incurred with respect to the Plan Agent’s open-market-purchases in connection with the reinvestment of dividends or distributions.

The automatic reinvestment of income dividends and capital gain distributions will not relieve a Shareholder of any federal, state or local income tax that may be payable on such dividends. Therefore, income and capital gains may still be realized even though Shareholders do not receive cash.

A Shareholder may terminate his/her account under the Plan by notifying the Plan Agent in writing. Upon termination, a shareholder can either receive a certificate for the number of full shares held in the Plan and a check for fractional shares or have shares sold by the Plan Agent and the proceeds sent to the shareholder, less a transaction fee of $15 plus $0.07 per share.

The Fund reserves the right to amend or terminate the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at Computershare Trust Company, N.A. Dividend Reinvestment Services, P.O. Box A3309, Chicago, IL 60690-3309, by calling 888-294-8217 or www.computershare.com.

Rev. January 2011

FACTS	WHAT DOES PACHOLDER HIGH YIELD FUND, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and account balances

■   transaction history and account transactions

■   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Pacholder High Yield Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Pacholder High Yield Fund, Inc. share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-217-9502 or go to www.pacholder.com

Who we are
Who is providing this notice?	Pacholder High Yield Fund, Inc.

What we do
How does Pacholder High Yield Fund, Inc. protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does Pacholder High Yield Fund, Inc. collect my personal information?

We collect your personal information, for example, when you:

■   open an account or provide account information

■   give us your account information or pay us by check

■   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes – information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Pacholder High Yield Fund, Inc. does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Pacholder High Yield Fund, Inc. does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Pacholder High Yield Fund, Inc. doesn’t jointly market.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell M. Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2013 – $94,835

2012 – $89,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2013 – $16,530

2012 – $25,600

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2013 – $16,930

2012 – $15,900

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2013 and 2012, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2013 – Not applicable

2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-

approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%

2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2013 – $33.7 million

2012 – $33.0 million

These amounts also include the aggregate non audit fees billed by the Independent Registered Public Accounting firm for services rendered to J.P. Morgan Chase & Co. (“JPMC”) and certain related entities.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The Registrant has a separately-designated standing Audit Committee established by the Board of Directors of the Registrant in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of whom is not an “interested person” as defined in the Investment Company Act of 1940, as amended:

Mary E. Martinez

Mitchell M. Merin

Frederick W. Ruebeck

James J. Schonbachler

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form. The Board of Directors has delegated to the Fund’s investment adviser (the “Adviser”), proxy voting authority with respect to the Fund’s portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Fund, the Fund’s Board of Directors has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service to perform certain services otherwise carried out or coordinated by the proxy administrator.

Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines

When other types of potential material conflicts of interest are identified, the proxy administrator and JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from an third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.

The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•	The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable

•	The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•	The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser will generally vote against anti-takeover devices.

•	Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•	With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

•	The Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PORTFOLIO MANAGEMENT TEAM

The portfolio management team for the Fund is led by William J. Morgan, Managing Director. Mr. Morgan has been the lead portfolio manager for the Fund since June 2000 and has been part of the team responsible for management of the Fund since its inception. Currently, Mr. Morgan is a high-yield team leader and the portfolio manager for accounts in the high yield, aggressive income high yield, and insurance asset BB styles. Mr. Morgan earned a B.A. from Kenyon College and an M.B.A. from Xavier University. James P. Shanahan, Jr., Managing Director, also serves as portfolio manager for the Fund focusing primarily on investments in distressed debt. Mr. Shanahan has been part of the team responsible for the management of the Fund since 1988. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of Law. James E. Gibson, Vice President, is primarily responsible for trading on behalf of the Fund and has been part of the portfolio management team for the Fund since 1988. Mr. Gibson is one of the principal high yield traders in the Adviser’s U.S. Fixed Income Group. Mr. Gibson holds a B.S. from the University of Cincinnati College of Business Administration in finance. Mr. Morgan, Mr. Shanahan, and Mr. Gibson were officers of the Fund’s former adviser, Pacholder & Company, LLC, since its inception in 1998 and have been officers of and/or associated with the Adviser since March 1, 2005.

OTHER ACCOUNTS MANAGED

As of December 31, 2013, Mr. Morgan was part of the portfolio management team for 11 other mutual funds with a total of approximately $17.9 billion in assets; 19 pooled investment vehicles with a total of approximately $9.0 billion in assets; 13 other accounts with a total of approximately $2.0 billion in assets. As of December 31, 2013, Mr. Shanahan was part of the portfolio management team for 10 other mutual funds with a total of approximately $23.9 billion in assets; 15 pooled investment vehicles with a total of approximately $6.0 billion in assets; 20 other accounts with a total of approximately $3.9 billion in assets. As of December 31, 2013, Mr. Gibson was part of the portfolio management team for 4 other mutual funds with a total of approximately $12.5 billion in assets. The Adviser is not paid a performance based fee in connection with the other mutual funds, the pooled investment vehicles or the separate accounts.

POTENTIAL CONFLICTS OF INTEREST

The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing the Adviser’s and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or a portfolio manager by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, a portfolio manager has personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Adviser’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers’ total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

The portfolio managers’ performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios a portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating a portfolio manager’s performance with respect to the funds he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark over one, three and five year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected funds.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGEMENT TEAM

Information concerning ownership of securities of the Fund owned by Mr. Morgan, Mr. Shanahan and Mr. Gibson as of December 31, 2013 is set forth below:

William J. Morgan: $500,001 - $1,000,000

James P. Shanahan, Jr.: $100,001 - $500,000

James E. Gibson: $100,001 - $500,000

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

The Registrant has adopted proxy voting policies and procedures, as defined in Item 7 of Form N-CSR. A copy of the policies and procedures is filed as Exhibit 12(a)(3) to this Form.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
March 7, 2014

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
March 7, 2014